                             CONFORMED AND AMENDED


                               CREDIT AGREEMENT


                                    between


                             MATRIX BANCORP, INC.
                    (formerly Matrix Capital Corporation),
                                 as Borrower,


                        U.S. BANK NATIONAL ASSOCIATION,
                              as successor Agent,

                                      and

                               CERTAIN LENDERS,
                                  as Lenders


                                  $8,000,000
                          As Increased to $20,000,000



                                March 12, 1997
                       As Amended Through June 30, 1999


  Conformed to reflect changes effected by waiver, amendment, and assignment dated August 18, 1997, and amendments dated September 23, 1997, March 12, 1998,
  June 29, 1998, November 12, 1998, January 29, 1999, and June 30, 1999, with changed provisions noted in bold italics.  The date of the change is noted in the margin.

                               TABLE OF CONTENTS
                               -----------------


SECTION 1   DEFINITIONS AND REFERENCES................................. 1
      1.1   Definitions................................................ 1
      1.2   Time References............................................ 8
      1.3   Other References........................................... 9
      1.4   Accounting Principles...................................... 9

SECTION 2   BORROWINGS................................................. 9
      2.1   Term Loan.................................................. 9
      2.2   Revolving Facility......................................... 9
      2.3   Borrowing Procedure........................................ 9
      2.4   Termination................................................10

SECTION 3   PAYMENT TERMS..............................................10
      3.1   Notes and Payments.........................................10
      3.2   Principal and Interest Payments............................11
      3.3   Voluntary Prepayments......................................11
      3.4   Mandatory Prepayments......................................12
      3.5   Interest Rates.............................................12
      3.6   Interest Recapture.........................................12
      3.7   Interest Calculations......................................12
      3.8   Maximum Rate...............................................12
      3.9   Order of Application.......................................13
     3.10   Distributions to Lenders...................................13
     3.11   Sharing of Payments, Etc...................................13
     3.12   Offset.....................................................13
     3.13   Capital Adequacy...........................................13
     3.14   Foreign Lenders, Participants, and Purchasers..............14
     3.15   Non-Use Fee................................................14

SECTION 4   SECURITY...................................................14
      4.1   Guaranty...................................................14
      4.2   Collateral.................................................14
      4.3   Further Assurances.........................................14
      4.4   Release of Collateral......................................14

SECTION 5   CONDITIONS PRECEDENT.......................................15

SECTION 6   REPRESENTATIONS AND WARRANTIES.............................15
      6.1   Purpose and Regulation U...................................15
      6.2   Companies..................................................15
      6.3   Authorization and Contravention............................15
      6.4   Binding Effect.............................................16
      6.5   Fiscal Year................................................16
      6.6   Current Financials.........................................16
      6.7   Debt.......................................................16
      6.8   Solvency and Capital Requirements..........................16
      6.9   Litigation.................................................16
     6.10   Transactions with Affiliates...............................16
     6.11   Taxes......................................................16
     6.12   Employee Plans.............................................16
     6.13   Property and Liens.........................................17
     6.14   Intellectual Property......................................17
     6.15   Environmental Matters......................................17
     6.16   Regulations................................................17
     6.17   Insurance..................................................17
     6.18   Full Disclosure............................................17

SECTION 7   AFFIRMATIVE COVENANTS..................................... 18
      7.1   Reporting Requirements.................................... 18
      7.2   Use of Proceeds........................................... 18
      7.3   Books and Records......................................... 19
      7.4   Inspections............................................... 19
      7.5   Taxes..................................................... 19
      7.6   Expenses.................................................. 19
      7.7   Maintenance of Existence, Assets, and Business............ 19
      7.8   Insurance................................................. 19
      7.9   Subsidiaries.............................................. 19
     7.10   Indemnification........................................... 19

SECTION 8   NEGATIVE COVENANTS........................................ 20
      8.1   Debt...................................................... 20
      8.2   Liens..................................................... 21
      8.3   Investments............................................... 23
      8.4   Distributions............................................. 24
      8.5   Merger or Consolidation................................... 24
      8.6   Dispositions of Assets.................................... 24
      8.7   Use of Proceeds........................................... 24
      8.8   Transactions with Affiliates.............................. 24
      8.9   Employee Plans............................................ 24
     8.10   Compliance with Laws and Documents........................ 24
     8.11   Government Regulations.................................... 24
     8.12   Fiscal Year Accounting.................................... 25
     8.13   New Businesses............................................ 25
     8.14   Assignment................................................ 25

SECTION 9   FINANCIAL COVENANTS....................................... 25
      9.1   Net Worth................................................. 25
      9.2   Adjusted Debt/Net Worth................................... 25
      9.3   Cash Coverage............................................. 25
      9.4   Net Income................................................ 25
      9.5   Capital Ratio............................................. 25
      9.6   Leverage Ratio............................................ 25
      9.7   Classified Assets/Total Capital........................... 25
      9.8   Net Charge Offs/Total Loans............................... 25
      9.9   Adjusted Assets/Total Assets.............................. 25
     9.10   Interest Rate Sensitivity................................. 25
     9.11   Commercial Loans/Total Capital............................ 26

SECTION 10  DEFAULTS AND REMEDIES..................................... 26
      10.1  Default................................................... 26
      10.2  Remedies.................................................. 27
      10.3  Right of Offset........................................... 27
      10.4  Waivers................................................... 28
      10.5  Performance by Agent...................................... 28
      10.6  No Responsibility......................................... 28
      10.7  No Waiver................................................. 28
      10.8  Cumulative Rights......................................... 28
      10.9  Rights of Individual Lenders.............................. 28
     10.10  Notice to Agent........................................... 29
     10.11  Costs..................................................... 29

SECTION 11  AGENT..................................................... 29
      11.1  Authorization and Action.................................. 29
      11.2  Agent's Reliance, Etc..................................... 29
      11.3  Agent and Affiliates...................................... 29
      11.4  Credit Decision........................................... 30
      11.5  Indemnification........................................... 30

                                     (ii)

      11.6  Successor Agent.............................................. 30

SECTION 12  MISCELLANEOUS................................................ 30
      12.1  Nonbusiness Days............................................. 30
      12.2  Communications............................................... 31
      12.3  Form and Number of Documents................................. 31
      12.4  Exceptions to Covenants...................................... 31
      12.5  Survival..................................................... 31
      12.6  Governing Law................................................ 31
      12.7  Invalid Provisions........................................... 31
      12.8  Conflicts Between Loan Documents............................. 31
      12.9  Discharge and Certain Reinstatement.......................... 31
      12.10 Amendments, Consents, Conflicts, and Waivers................. 31
      12.11 Multiple Counterparts........................................ 32
      12.12 Parties...................................................... 32
      12.13 Participations............................................... 33
      12.14 Transfers.................................................... 33
      12.15 Jurisdiction; Venue; Service of Process; and Jury Trial...... 33
      12.16 Limitation of Liability...................................... 34
      12.17 Entire Agreement............................................. 34

                                     (iii)

                            SCHEDULES AND EXHIBITS
                            ----------------------

     Third Amended Schedule 2     -    Lenders and Commitments                 06/30/99
     Schedule 5                   -    Closing Conditions
     Schedule 6.2                 -    Companies
     Schedule 6.7                 -    Existing Debt
     Schedule 6.9                 -    Litigation and Judgments
     Schedule 6.10                -    Affiliate Transactions
     Schedule 6.13                -    Existing Liens


     Second Amended Exhibit A-1   -    Term Note                               06/30/99
     Second Amended Exhibit A-2   -    Revolving Note                          06/30/99
     Exhibit B                    -    Guaranty
     Exhibit C                    -    Pledge Agreement
     Second Amended Exhibit D-1   -    Borrowing Request                       06/30/99
     Third Amended Exhibit D-2    -    Compliance Certificate                  06/30/99
     Exhibit E                    -    Opinion of Counsel
     Amended Exhibit F            -    Assignment and Assumption Agreement     06/30/99

                                     (iv)

                               CREDIT AGREEMENT
                               ----------------

                                                                        06/30/99
     THIS AGREEMENT is entered into as of March 12, 1997, between MATRIX BANCORP, INC. a Colorado corporation formerly named Matrix Capital Corporation ("Borrower"), the Lenders described below, and U.S. BANK NATIONAL ASSOCIATION (as the successor to Bank One, Texas, N.A.). as Agent for Lenders.

                     (See Section 1.1 for defined terms.)

                                                                        06/30/99
     Borrower has requested that Lenders extend credit to Borrower not to exceed a total outstanding principal amount of $20,000,000 (as that amount may be reduced or canceled pursuant to this agreement) to be used by Borrower as provided in Section 6.1 and allocated as (A) a term loan of $10,000,000 (the "Term Loan"), and (B) a revolving-credit facility of $10,000,000 (the "Revolving Facility") to be funded by Lenders from time to time on and after the Closing Date but before the Actual-Termination Date. Lenders are willing to extend the requested credit on the terms and conditions of this agreement.

     ACCORDINGLY, for adequate and sufficient consideration, Borrower, Lenders, and Agent agree as follows:

SECTION 1 DEFINITIONS AND REFERENCES.  Unless stated otherwise, the following
--------- --------------------------
provisions apply to each Loan Document, and annexes, exhibits, and schedules to -- and certificates, reports, and other writings delivered under -- the Loan Documents.

     1.1  Definitions.
          -----------

     "Actual-Termination Date" means the earlier of either (a) the Stated-Termination Date or (b) the effective date that Lenders' commitments to lend under this agreement are fully canceled or terminated in accordance with the terms of this agreement.

     "Adjusted Assets" means, for Matrix Bank and at any time, the sum of (a) its cash, (b) its Cash Equivalents, (c) its loans that are not non-residential commercial loans, are evidenced by valid promissory notes, and are secured by mortgages, deeds of trust, or trust deeds that grant perfected first-priority Liens on residential-real property, plus (d) its securities that, in respect of an underlying pool of related mortgage loans, provide for payment by the issuer to the holder of specified principal installments and a fixed-interest rate on the unpaid balance, with all prepayments being passed through to the holder, whether issued in certificate or book-entry form.

     "Adjusted Debt" means, for the Companies and at any time, the sum of (a) their consolidated Debt, minus (b) obligations under bank repurchase agreements, obligations under escrow-arbitrage-type facilities, deposits at Matrix Bank, and obligations of Matrix Bank for advances to it by the Federal Home Loan Bank.

     "Affiliate" of a Person means any other individual or entity who directly or indirectly controls, is controlled by, or is under common control with that Person. For purposes of this definition (a) "control," "controlled by," and "under common control with" mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or other interests, by contract, or otherwise), and (b) the Companies are "Affiliates" of each other.

                                                                        06/30/99
     "Agent" means, at any time, U.S. Bank National Association (or its successor appointed under Section 11.6), acting as administrative, collateral, managing, and syndication agent for Lenders under the Loan Documents.

     "Assignment" means an Assignment and Assumption Agreement executed by a selling Lender and a Purchaser under Sections 12.12 and 12.14 and delivered to Agent in substantially the form of Exhibit F.


                                                                CREDIT AGREEMENT
                                                                ----------------

     "Bankers Blanket Bond" means the bond or bonds, and any renewals, extensions, or modifications of them, issued with respect to losses incurred by Matrix Bank, including, without limitation, all bonds represented by Bankers Blanket Bond, Standard Form No. 24, with attached riders, as revised, and Bank Employee Dishonesty Blanket Bond, Standard Form No. 28, Surety Association of America.

     "Base Rate" means an annual interest rate equal from day to day to the floating annual interest rate established by Agent from time to time as its base-rate of interest, which may not be the lowest interest rate charged by Agent on loans similar to Borrowings.

     "Borrower" is defined in the preamble to this agreement.

     "Borrowing" means any amount disbursed (a) by any Lender to Borrower under the Loan Documents as an original disbursement of funds, a renewal, extension, or continuation of an amount outstanding, or (b) by Agent or any Lender in accordance with, and to satisfy a Company's obligations under, any Loan Document.

                                                                        06/29/98
     "Borrowing Base" means, at any time, 40% of the book value of Matrix Bank's issued and outstanding common stock subject to Lender Liens.

     "Borrowing Date" means, for any Borrowing, the date it is disbursed.

     "Borrowing Excess" means, at any time, the amount by which any of the limitations of Section 2.2 are exceeded.

     "Borrowing Request" means a request executed by a Responsible Officer of Borrower requesting a Borrowing and delivered to Agent in substantially the form of Exhibit D-1.

     "Business Day" means any day other than Saturday, Sunday, and any other day that commercial banks are authorized by applicable Laws to be closed in Texas.

     "Capital Lease" means any capital lease or sublease that is required by GAAP to be capitalized on a balance sheet.

     "Cash Equivalents" means Investments described in Sections 8.3(a) through
(e).

                                                                        08/18/97
     ["Cash Flow" deleted as defined term.]

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S)(S)9601 et seq.

     "Classified Assets" means, for Matrix Bank and at any time, all (a) assets of Matrix Bank that are classified as "substandard," "doubtful," or "loss" by FDIC, OTS, or any other Tribunal with regulatory authority over Matrix Bank, (b) assets that are otherwise subject to special credit quality supervision by Matrix Bank or the financial institution through which Matrix Bank claims an interest in the particular asset, (c) Other Real Estate Owned, and (d) Other Impaired Assets.

     "Closing Date" means the date agreed to by Borrower and Agent for the initial Borrowings under this agreement, which date may not be (a) before the conditions precedent for those initial Borrowings have been satisfied or (b), if at all, later than March 31, 1997.

                                                                        08/18/97
     "CMLTD" means, for Borrower alone and at any time, the current maturities of long-term Debt except that for purposes of this definition (a) Debt of Matrix Financial and guaranties of that Debt by Borrower are excluded and (b) through June 30, 1998, the current maturities of the Debt described in

                                       2
                                                                CREDIT AGREEMENT
                                                                ----------------

Item 3 on Schedule 6.7 (as it may be renewed) shall be limited to the greater of either (i) $42,000 or (ii) the actual amount of annual amortization required by the terms of that Debt as it may be renewed.

     "Collateral" is defined in Section 4.2.

                                                                        06/29/98
     "Commercial Loan" means a loan that is not a one- to four-family residential loan, nor an installment loan to an individual, nor the portion of a loan guaranteed by the Small Business Administration, but is a loan for commercial purposes, or a loan secured by chattel or a mortgage note on non one- to four-family residential real property.

     "Commitment" means, at any time and for any Lender, the amounts stated beside that Lender's name on the most-recently amended Schedule 2 for the Revolving Facility (which amount is subject to reduction and cancellation pursuant to this agreement) and for the Term Loan.

     "Commitment Percentage" means, for any Lender, the proportion (stated as a percentage) that its Commitment bears to the total Commitments of all Lenders.

     "Companies" means, at any time, Borrower and each of its Subsidiaries.

     "Compliance Certificate" means a certificate executed by a Responsible Officer of Borrower and delivered to Agent in substantially the form of Exhibit D-2.

     "Current Financials" means either (a) the Companies' Financials for the year ended December 31, 1995, and for the 11 months ended November 30, 1996, or
(b) at any time after the Companies' annual Financials are first delivered under
Section 7.1, the Companies' annual Financials then most recently delivered to Agent and subsequent quarterly Financials then most recently delivered to Agent.

     "Debt" means, for any Person and without duplication (a) all obligations required by GAAP to be classified upon that Person's balance sheet as liabilities, (b) liabilities secured (or for which the holder of the liabilities has an existing Right, contingent or otherwise, to be so secured) by any Lien existing on property owned or acquired by that Person, (c) obligations under Capital Leases, and (d) all guaranties, endorsements, and other contingent obligations with respect to Debt of others or in respect of any Employee Plan.

     "Debtor Laws" means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar Laws affecting creditors' Rights.

     "Default" is defined in Section 10.1.

     "Default Rate" means, for any day, an annual interest rate equal to the lesser of either (a) the Fed-Funds Rate plus 5% or (b) the Maximum Rate.

     "Determining Lenders" means, at any time, any combination of Lenders whose
(a) Termination Percentages total at least 66 2/3% at any time on or after the Actual-Termination Date, or (b) Commitment Percentages total at least 66 2/3% at all other times.

     "Distribution" means, at any time and with respect to any shares of any capital stock or other equity securities issued by a Person, (a) the retirement, redemption, purchase, or other acquisition for value of those securities, (b) the declaration or payment of any dividend with respect to those securities, (c) any loan or advance by that Person to, or other investment by that Person in, the holder of any of those securities, and (d) any other payment by that Person with respect to those securities.

     "Employee Plan" means any employee-pension-benefit plan (a) covered by Title IV of ERISA and established or maintained by Borrower or any ERISA Affiliate (other than a Multiemployer Plan) or

                                       3
                                                                CREDIT AGREEMENT
                                                                ----------------

(b) established or maintained by Borrower or any ERISA Affiliate, or to which Borrower or any ERISA Affiliate contributes, under the Laws of any foreign country.

     "Environmental Law" means any applicable Law that relates to protection of the environment or to the regulation of any Hazardous Substances, including, without limitation, CERCLA, the Hazardous Materials Transportation Act (49 U.S.C. (S) 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C.
(S) 6901 et seq.), the Clean Water Act (33 U.S.C. (S) 1251 et seq.), the Clean Air Act (42 U.S.C. (S) 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. (S) 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. (S) 136 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. (S) 11001 et seq.), the Safe Drinking Water Act (42 U.S.C.
(S) 201 and (S) 300f et seq.), the Rivers and Harbors Act (33 U.S.C. (S) 401 et seq.), the Oil Pollution Act (33 U.S.C. (S) 2701 et seq.), analogous state and local Laws, and any analogous future enacted or adopted Laws.

                                                                        11/12/98
     "Equi-Mor" means Equi-Mor Holdings, Inc., a Nevada corporation and wholly-owned Subsidiary of Matrix Financial.

     "ERISA" means the Employee Retirement Income Security Act of 1974.

     "ERISA Affiliate" means any Person that, for purposes of Title IV of ERISA, is a member of Borrower's controlled group or is under common control with Borrower within the meaning of Section 414 of the IRC.

                                                                        08/18/97
     ["Excess Distributions" deleted as a definition.]

     "FDIC" means the Federal Deposit Insurance Corporation.

     "Fed-Funds Rate" means, for any day, the annual interest rate (rounded upwards, if necessary, to the nearest 0.01%) determined by Agent to be either
(a) the weighted average of the rates on overnight-federal-funds transactions with member banks of the Federal Reserve System arranged by federal-funds brokers for that day (or, if not a Business Day on the preceding Business Day) as published by the Federal Reserve Bank of New York (as published by Knight-Ridder, page 73, utilizing the Fed-Effective Rate), or (b) if not so published for any day, the average of the quotations for that day on those transactions received by Agent from three federal-funds brokers of recognized standing it may select.

     "Financials" of a Person means balance sheets, profit and loss statements, reconciliations of capital and surplus, and statements of cash flow prepared (a) according to GAAP (subject to year end audit adjustments with respect to interim Financials) and (b) except as stated in Section 1.4, in comparative form to prior year-end figures or corresponding periods of the preceding fiscal year or other relevant period, as applicable.

     "GAAP" means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable from time to time, as from time to time superseded by regulatory accounting principles applicable to Matrix Bank and Sterling Trust Company, consistently applied.

     "Government Securities" means (to the extent they mature within one year from the date in question) readily marketable (a) direct full faith and credit obligations of the United States of America or obligations guaranteed by the full faith and credit of the United States of America, and (b) obligations of an agency or instrumentality of, or corporation owned, controlled, or sponsored by, the United States of America that are generally considered in the securities industry to be implicit obligations of the United States of America.

     "Guaranty" means a Guaranty in substantially the form of Exhibit B.

                                       4
                                                                CREDIT AGREEMENT
                                                                ----------------

     "Hazardous Substance" means any substance that is designated, defined, classified, or regulated as a hazardous waste, hazardous material, pollutant, contaminant, explosive, corrosive, flammable, infectious, carcinogenic, mutagenic, radioactive, or toxic or hazardous substance under any Environmental Law, including, without limitation, any hazardous substance within the meaning of (S) 101(14) of CERCLA.

     "Hedge Contract" means, for any Person, any present or future, whether master or single, agreement, document or instrument providing for (or constituting an agreement to enter into) (a) commodity hedges in the normal course of business in accordance with prior practices of that Person before the date of this agreement for purposes of hedging material purchases, (b) foreign-currency purchases and swaps, (c) interest-rate swaps, and (d) interest-rate-hedging products.

     "Interest Expense" means -- for any Person, for any period, and without duplication -- all interest on Debt, whether paid in cash or accrued as a liability and payable in cash during any subsequent period (including the interest component of Capital Leases), as determined by GAAP, and premium or penalty for repayment, redemption, or repurchase of Debt.

     "Investment" means, in respect of any Person, any loan, advance, extension of credit, or capital contribution to that Person, any investment in that Person, or any purchase or commitment to purchase any equity securities or Debt issued by that Person or substantially all of the assets or a division or other business unit of that Person.

     "IRC" means the Internal Revenue Code of 1986.

     "Laws" means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, and interpretations of any Tribunal.

     "Lender Lien" means any present or future first-priority Lien securing the Obligation and assigned, conveyed, and granted to or created in favor of Agent for the benefit of Lenders under the Loan Documents.

     "Lenders" means the financial institutions (including, without limitation, Agent in respect of its share of Borrowings) named on Schedule 2 or on the most-recently-amended Schedule 2, if any, delivered by Agent under this agreement, and, subject to this agreement, their respective successors and permitted assigns (but not any Participant who is not otherwise a party to this agreement).

     "Lien" means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners.

     "Litigation" means any action by or before any Tribunal.

     "Loan Documents" means (a) this agreement, certificates and reports delivered under this agreement, and exhibits and schedules to this agreement,
(b) all agreements, documents, and instruments in favor of Agent or Lenders (or Agent on behalf of Lenders) ever delivered under this agreement or otherwise delivered in connection with any of the Obligation, and (c) all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing.

     "Material-Adverse Event" means any circumstance or event that, individually or collectively, is reasonably expected to result (at any time before the Commitments under this agreement are fully canceled or terminated and the Obligation is fully paid and performed) in any (a) impairment of any Company's ability to perform any of its payment or other material obligations under any Loan Document or (ii) the ability of Agent or any Lender to enforce any of those obligations or any of their respective Rights under the Loan Documents, (b) material and adverse effect on Borrower's individual financial condition or the Companies' consolidated financial condition as represented to Lenders in the Current Financials most recently delivered before the date of this agreement,
(c) material and adverse effect on any Collateral, or (d) Default or Potential Default.

                                       5
                                                                CREDIT AGREEMENT
                                                                ----------------

     "Material Agreement" means, for any Person, any agreement to which that Person is a party, by which that Person is bound, or to which any assets of that Person may be subject, and that is not cancelable by that Person upon less than 30-days notice without liability for further payment other than nominal penalty, and the default under which or cancellation or forfeiture of which would be a Material-Adverse Event.

     "Matrix Bank" means Matrix Capital Bank, a federal savings bank formerly named Dona Ana Savings Bank and a wholly owned Subsidiary of Borrower.

     "Matrix Financial" means Matrix Financial Services Corporation, an Arizona corporation and wholly owned Subsidiary of Borrower.

     "Matrix Financial Loan Agreement" means the Amended and Restated Loan Agreement dated as of January 31, 1997, between Matrix Financial, certain lenders, and Bank One, Texas, N.A., as Agent for Lenders.

                                                                        06/29/98
     "Maturity Date" means June 30, 2001.

     "Maximum Amount" and "Maximum Rate" respectively mean, for any day and for any Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest that, under applicable Law, the Lender is permitted to contract for, charge, take, reserve, or receive on its portion of the Obligation.

     "Multiemployer Plan" means a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the IRC (or any similar type of plan established or regulated under the Laws of any foreign country) to which Borrower or any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

     "Net Charge Offs" means, for Matrix Bank and at any time, the sum of its "Gross Charge Offs" minus its "Recoveries," as those items are reflected in its quarterly call reports.

     "Net Income" means, for any period and any Person, the amount that should in accordance with GAAP be reflected on that Person's income statement as net income for that period after deduction of any minority interests.

     "Net Worth" means, for any period and any Person, that Person's stockholder's equity as determined under GAAP.

     "Notes" means the Revolving Notes and the Term Notes.

     "Obligation" means all (a) present and future indebtedness, obligations, and liabilities of Borrower to Agent or any Lender and related to any Loan Document, whether principal, interest, fees, costs, attorneys' fees, or otherwise, (b) all present and future indebtedness, obligations, and liabilities of Borrower to Agent or any Lender in respect of any Hedge Contract, (c) amounts that would become due but for operation of 11 U.S.C. (S)(S) 502 and 503 or any other provision of Title 11 of the United States Code, and all renewals, extensions, and modifications of any of the foregoing, and (d) pre- and post-maturity interest on any of the foregoing, including, without limitation, all post-petition interest if any Company voluntarily or involuntarily files for protection under any Debtor Law.

     "Other Impaired Assets" means, for Matrix Bank and at any time, assets (excluding Other Real Estate Owned) acquired by Matrix Bank through foreclosure or other realization upon collateral or rearrangement, settlement, or satisfaction of debt.

     "Other Real Estate Owned" means, for Matrix Bank and at any time, each of its ownership interests (including any option in its favor and any put or similar agreement requiring it to purchase but excluding any Lien constituting a bona fide encumbrance to secure obligations owed to it) in any real property not currently

                                       6
                                                                CREDIT AGREEMENT
                                                                ----------------
used solely as either a principal banking house, an office, branch, parking facility, remote manned or unmanned teller facility, or real estate acquired for development in the ordinary course of business and that was not acquired through foreclosure or other realization upon collateral or rearrangement, settlement, or satisfaction of debt.

     "OTS" means the Office of Thrift Supervision.

     "Participant" is defined in Section 12.13.

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "Permitted Debt" is defined in Section 8.1.

     "Permitted Liens" is defined in Section 8.2.

     "Permitted Investments" is defined in Section 8.3.

     "Person" means any individual, entity, or Tribunal.

     "Potential Default" means any event's occurrence or any circumstance's existence that would (upon any required notice, time lapse, or both) become a Default.

     "Principal Debt" means, at any time, the outstanding principal balance of all Borrowings.

     "Purchaser" is defined in Section 12.14.

     "Refinanced Debt" means the Debt described on Schedule 6.7 owed to Banker's Bank of the West, which Debt must be paid in full (and all commitments to extend further Debt canceled) as a condition precedent to, or concurrent with, the initial Borrowing under this agreement.

     "Representatives" means representatives, officers, directors, employees, attorneys, and agents.

     "Responsible Officer" means (a) the chairman, president, chief executive officer, any vice president, or chief financial officer of Borrower to the extent that such officer's name, title, and signature have been certified to Agent by the secretary or an assistant secretary of Borrower or (b) any other officer designated as a "Responsible Officer" in writing to Administrative Agent by any officer in clause (a) preceding.

     "Revolving Facility" is defined in the recitals to this agreement.

     "Revolving Note" means one of the promissory notes substantially in the form of Exhibit A-2.

     "Rights" means rights, remedies, powers, privileges, and benefits.

     "Solvent" means, for any Person, that (a) the aggregate fair market value of its assets exceeds its liabilities, (b) it has sufficient cash flow to enable it to pay its Debts as they mature, and (c) it does not have unreasonably small capital to conduct its businesses.

                                                                        06/30/99
     "Stated-Termination Date" means the earlier of either (a) June 30, 2000, or
(b) 30 days after the date on which at least 90% of the total Commitments for the Revolving Facility have been funded under Section 2.2.

                                                                        06/30/99
     "Subordinated Debentures" means the Junior Subordinated Debentures proposed to be issued by Borrower in the total principal amount of not more than $31,625,000 under the Indenture proposed to be entered into by Borrower and State Street Bank and Trust Company as Trustee, as described in the Form S-1 filed by Borrower with the Securities and Exchange Commission via EDGAR on June 1, 1999.

                                                                        06/30/99

                                       7
                                                                CREDIT AGREEMENT
                                                                ----------------

     "Subordinated Debt" means, at any time (a) Debt existing on June 30, 1999, that is by its terms subordinated to the payment of the Obligation, (b) the Debt evidenced by the Subordinated Debentures, and (c) Debt of Borrower that (i) is subject to subordination, payment blockage, and standstill provisions at least as favorable to Lenders as are applicable to the Subordinated Debentures,
(ii) does not subject Borrower to representations, covenants, events of default, and other provisions significantly more onerous to Borrower than those contained in the Subordinated Debentures, (iii) does not have any scheduled or mandatory principal or sinking fund payment due before 180 days after the Maturity Date, and (iv) is upon terms and conditions otherwise reasonably acceptable to Determining Lenders.

     "Subsidiary" of any Person means any entity of which at least 50% (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by that Person.

     "Taxes" means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon it, its income, or any of its properties, franchises, or assets.

     "Term Loan" is defined in the recitals to this agreement.

     "Term Note" means one of the promissory notes substantially in the form of Exhibit A-1.

     "Termination Percentage" means, at any time for any Lender, the proportion (stated as a percentage) that its Principal Debt bears to the total Principal Debt.

     "Total Capital" means, for Matrix Bank and at any time, the sum of (a) stated par value of its common stock, (b) stated par value of its perpetual preferred stock, if any, (c) its undivided profits, surplus, and retained earnings, (d) its account denominated "loan loss reserve" or "reserve for loan and lease losses," plus (e) its reserve for contingencies.

     "Total Loans" means, for Matrix Bank and at any time, the sum of all of its outstanding loans, leases, and advances, net of unearned income.

     "Tribunal" means any (a) local, state, or federal judicial, executive, or legislative instrumentality, (b) private arbitration board or panel, or (c) central bank.

     "UCC" means the Uniform Commercial Code as enacted in Texas or other applicable jurisdictions.

     1.2  Time References.  Unless otherwise specified, in the Loan Documents
          ---------------
(a) time references (e.g., 10:00 a.m.) are to time in Dallas, Texas, and (b) in calculating a period from one date to another, the word "from" means "from and including" and the word "to" or "until" means "to but excluding."

     1.3  Other References.  Unless otherwise specified, in the Loan Documents
          ----------------
(a) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender, (b) heading and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used, (e) references to "telefax," "telecopy," "facsimile," "fax," or similar terms are to facsimile or telecopy transmissions, (f) references to "including" mean including without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items as being limited to the same type or character of those specific items is not applicable in the Loan Documents, (h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Law include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and (j) references to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

                                       8
                                                                CREDIT AGREEMENT
                                                                ----------------

     1.4  Accounting Principles.  Unless otherwise specified, in the Loan
          ---------------------
Documents (a) GAAP in effect on the date of this agreement determines all accounting and financial terms and compliance with all financial covenants, (b) otherwise, all accounting principles applied in a current period must be comparable in all material respects to those applied during the preceding comparable period, and (c) while Borrower has any consolidated Subsidiaries (i) all accounting and financial terms and compliance with reporting covenants must be on a consolidating and consolidated basis, as applicable, and (ii) compliance with financial covenants must be on a consolidated basis.

SECTION 2 BORROWINGS.  Subject to the provisions in the Loan Documents, each
--------- ----------
Lender severally and not jointly agrees to extend credit to Borrower under the Term Loan and the Revolving Facility in accordance with the following provisions.

     2.1  Term Loan.  Each Lender severally but not jointly agrees to lend to
          ---------
Borrower that Lender's Commitment Percentage of the Term Loan in a single Borrowing on the Closing Date.

     2.2  Revolving Facility.  Each Lender severally but not jointly agrees to
          ------------------
lend to Borrower that Lender's Commitment Percentage of requested Borrowings under the Revolving Facility, which Borrower may borrow, repay, and reborrow under this agreement subject to the following conditions:

     . Each Borrowing may only occur on a Business Day on or after the Closing Date and before the Actual-Termination Date.

     . Each Borrowing may only be $500,000 or a greater integral multiple of $100,000.

                                                                        06/29/98
     . The total of the Principal Debt of the Revolving Facility and of the Term Loan may never exceed the lesser of either (i) the total of (a) the Principal Debt of the Term Loan plus (b) the total Commitments for the Revolving Facility or (ii) the Borrowing Base.

     . The total Principal Debt owed to any Lender may never exceed that Lender's total Commitments.

     2.3  Borrowing Procedure.  The following procedures apply to Borrowings:
          -------------------

          (a)  Borrowing Request.  Borrower may request a Borrowing by making or
               -----------------
     delivering a Borrowing Request to Agent, which is irrevocable and binding on Borrower and must be received by Agent no later than 11:00 a.m. on the Business Day before the requested Borrowing Date. Agent shall promptly on the day received notify each Lender of any Borrowing Request.

          (b)  Funding.  Each Lender shall remit its Commitment Percentage of
               -------
     each requested Borrowing to Agent's principal office in Dallas, Texas, in funds that are available for immediate use by Agent by 2:00 p.m. on the applicable Borrowing Date. Subject to receipt of those funds, Agent shall (unless to its actual knowledge any of the applicable conditions precedent have not been satisfied by Borrower or waived by the requisite Lenders under Section 12.10) make those funds available to Borrower by depositing the funds in Borrower's account with Agent.

          (c)  Funding Assumed.  Absent contrary written notice from a Lender,
               ---------------
     Agent may assume that each Lender has made its Commitment Percentage of the requested Borrowing available to Agent on the applicable Borrowing Date, and Agent may, in reliance upon such assumption (but shall not be required to), make available to Borrower a corresponding amount. If a Lender fails to make its Commitment Percentage of any requested Borrowing available to Agent on the applicable Borrowing Date, Agent may recover the applicable amount on demand (i) from that Lender together with interest, commencing on the Borrowing Date and ending on (but excluding) the date Agent recovers the amount from that Lender, at an annual interest rate equal to the Fed-Funds Rate, or (ii) if that Lender fails to pay its amount upon demand, then from Borrower, together with interest,

                                       9
                                                                CREDIT AGREEMENT
                                                                ----------------
     commencing on the Borrowing Date and ending on (but excluding) the date Agent recovers the amount from Borrower, at an annual interest rate equal to the Base Rate No Lender is responsible for the failure of any other Lender to make its Commitment Percentage of any Borrowing available as required by Section 2.3(b). However, failure of any Lender to make its Commitment Percentage of any Borrowing so available does not excuse any other Lender from making its Commitment Percentage of any Borrowing so available.

     2.4  Termination. Borrower may (upon giving at least ten Business Days
          -----------
prior written and irrevocable notice to Agent) terminate all or part of the Revolving Facility. Each partial termination must be in an amount of not less than $500,000 or a greater integral multiple of $100,000 and must be ratable in accordance with each Lender's Commitment Percentage. At the time of any termination, Borrower shall pay to Agent, for the account of each Lender, as applicable, any amounts that may then be due under Section 3.4, all accrued and unpaid fees under this agreement, and the interest attributable to the amount of that reduction. Any part of the Commitments for the Revolving Facility that are terminated may not be reinstated.

SECTION 3 PAYMENT TERMS.
--------- -------------

     3.1  Notes and Payments.
          ------------------

          (a)  Notes.  The Principal Debt under the Term Loan is evidenced by
               -----
     the Term Notes, one payable to each Lender in the stated amount of its Commitment for the Term Loan. Principal Debt under the Revolving Facility is evidenced by the Revolving Notes, one payable to each Lender in the stated amount of its Commitment for the Revolving Facility.

          (b)  Payment.  Borrower must make each payment and prepayment on the
               -------
     Obligation to Agent's principal office in Dallas, Texas in funds that are
     (i) immediately available by 1:00 p.m. on the day due (otherwise, but subject to Section 3.8, those funds continue to accrue interest as if they were received on the next Business Day and (ii) not (in Agent's or any Lender's good faith judgment) subject to any reasonable grounds for the payment or prepayment lawfully to be required to be rescinded, restored, or returned for any reason (unless Agent or Required Lenders agree to otherwise accept such payment or prepayment).

          (c)  Payment Assumed.  Unless Agent has received notice from Borrower
               ---------------
     prior to the date on which any payment is due under this agreement that Borrower will not make that payment in full, Agent may assume that Borrower has made the full payment due and Agent may, in reliance upon that assumption, cause to be distributed to each Lender on that date the amount then due to each Lender. If and to the extent Borrower does not make the full payment due to Agent, each Lender shall repay to Agent on demand the amount distributed to that Lender by Agent together with interest for each day from the date that Lender received payment from Agent until the date that Lender repays Agent (unless such repayment is made on the same day as such distribution), at an annual interest rate equal to the Fed-Funds Rate.

     3.2  Principal and Interest Payments.
          -------------------------------

          (a)  Term Loan.
               ---------

                                                                        06/30/99
          . The Principal Debt of the Term Loan is payable in seven consecutive quarterly installments equal to 1/28th of the amount of that Principal Debt on July 1, 1999, payable on the last day of each March, June, September, and December (commencing September 30, 1999), with a final installment in the amount of the unpaid Principal Debt of the Term Loan due on the Maturity Date.

                                      10
                                                                CREDIT AGREEMENT
                                                                ----------------

          . Interest on the Principal Debt of the Term Loan is due and payable as it accrues on each principal payment date described in the preceding sentence.

          (b)  Revolving Facility.
               ------------------

          . Until the Actual-Termination Date, interest on the Principal Debt of the Revolving Facility is due and payable as it accrues on the 15th day of each calendar month (commencing on the first such date that follows the Closing Date).

          . Before the Actual-Termination Date, Borrower may prepay and, subject to the terms of the Loan Documents, reborrow the Principal Debt of the Revolving Facility.

          . If the effective date that Lenders' commitments to lend under this agreement are fully canceled or terminated occurs before the Stated-Termination Date, then the Principal Debt of the Revolving Facility, together with all accrued and unpaid interest on it, is due and payable on the Actual-Termination Date.

          . If the Stated-Termination Date occurs before the effective date that Lenders' commitments to lend under this agreement are fully canceled or terminated, then (i) the Principal Debt of the Revolving Facility is payable in consecutive quarterly installments, each equal to 1/28th of the Principal Debt of the Revolving Facility on the Stated-Termination Date, on the last day of each February, May, August, and November (commencing on the first of those dates that follows the Stated-Termination
               Date), with a final installment in the amount of the unpaid Principal Debt of the Revolving Facility due on the Maturity Date, and (ii) interest on the Principal Debt of the Revolving Facility is due and payable as it accrues on each principal payment date described in clause (i) preceding.

     3.3  Voluntary Prepayments.  In addition to voluntary prepayments that
          ---------------------
Borrower may make under the Revolving Facility before the Actual-Termination Date, Borrower may prepay, without penalty and in whole or part, the Principal Debt of the Term Loan or the Principal Debt of the Revolving Facility during its term period so long as (a) Borrower gives notice of the prepayment to Agent ten Business Days before the date on which the prepayment is to be made (and Agent will promptly notify Lenders of any such notice), (b) the notice by Borrower specifies the amount to be prepaid, and (c) each voluntary partial prepayment must be equal to the lesser of either the applicable Principal Debt or a principal amount of not less than $500,000 or a greater integral multiple of $100,000, plus accrued interest on the amount prepaid to the date of the prepayment. Those voluntary prepayments shall be applied to installments of Principal Debt of the Term Loan or the term portion of the Revolving Facility, as the case may be, in inverse order of maturity.

                                                                        08/18/97
     3.4  Mandatory Prepayments.  Within five days after any Borrowing Excess
          ---------------------
occurs, Borrower shall make a mandatory prepayment of Principal Debt necessary to eliminate that Borrowing Excess, which shall, if applicable, be applied to installments of Principal Debt of the Term Loan or the term portion of the Revolving Facility, as the case may be, in inverse order of maturity.

     3.5  Interest Rates.  The Principal Debt, except as provided in the next
          --------------
sentence, bears interest at the Base Rate. If lawful, all past-due Principal Debt and past-due interest accruing on any of the foregoing bears interest from the date due (stated or by acceleration) at the Default Rate until paid, regardless whether payment is made before or after entry of a judgment.

     3.6  Interest Recapture. If the designated interest rate applicable to any
          ------------------
Borrowing exceeds the Maximum Rate, the interest rate on that Borrowing is limited to the Maximum Rate, but any subsequent reductions in the designated rate shall not reduce the interest rate thereon below the Maximum Rate until the total amount of accrued interest the amount of interest that would have accrued if that designated rate had always been in effect. If at maturity (stated or by acceleration), or at final payment of the Notes, the total

                                      11
                                                                CREDIT AGREEMENT
                                                                ----------------
interest paid or accrued is less than the interest that would have accrued if the designated rates had always been in effect, then, at that time and to the extent permitted by Law, Borrower shall pay an amount equal to the difference between (a) the lesser of the amount of interest that would have accrued if the designated rates had always been in effect and the amount of interest that would have accrued if the Maximum Rate had always been in effect, and (b) the amount of interest actually paid or accrued on the Notes.

     3.7  Interest Calculations.  Interest will be calculated on the basis of
          ---------------------
actual number of days (including the first day but excluding the last day) elapsed but computed as if each calendar year consisted of 360 days (unless the calculation would result in an interest rate greater than the Maximum Rate, in which event interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be). All interest rate determinations and calculations by Agent are conclusive and binding absent manifest error.

     3.8  Maximum Rate. Regardless of any provision contained in any Loan
          ------------
Document, no Lender is entitled to contract for, charge, take, reserve, receive, or apply, as interest on all or any part of the Obligation, any amount in excess of the Maximum Rate, and, if Lenders ever do so, then any excess shall be treated as a partial prepayment of principal and any remaining excess shall be refunded to Borrower. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower and Lenders shall, to the maximum extent permitted under applicable Law, (a) treat all Borrowings as but a single extension of credit (and Lenders and Borrower agree that is the case and that provision in this agreement for multiple Borrowings is for convenience only), (b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and their effects, and (d) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Obligation. However, if the Obligation is paid in full before the end of its full contemplated term, and if the interest received for its actual period of existence exceeds the Maximum Amount, Lenders shall refund any excess (and Lenders may not, to the extent lawful, be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Maximum Amount). If the Laws of the State of Texas are applicable for purposes of determining the "Maximum Rate" or the "Maximum Amount," then those terms mean the "indicated rate ceiling" from time to time in effect under Article 5069-1.04, Title 79, Revised Civil Statutes of Texas, as amended. Borrower agrees that Chapter 15, Subtitle 79, Revised Civil Statutes of Texas, 1925, as amended (which regulates certain revolving credit loan accounts and revolving triparty accounts), does not apply to the Obligation.

     3.9  Order of Application.
          --------------------

          (a)  No Default.  If no Default or Potential Default exists, then any
               ----------
     payment shall be applied to the Obligation (except as otherwise specifically provided in the Loan Documents) in the order and manner as Borrower directs.

          (b)  Default.  If a Default or Potential Default exists or if Borrower
               -------
     fails to give direction, any payment (including proceeds from the exercise of any Rights) shall be applied in the following order: (i) To all fees and expenses for which Agent or Lenders have not been paid or reimbursed in accordance with the Loan Documents (and if such payment is less than all unpaid or unreimbursed fees and expenses, then the payment shall be paid against unpaid and unreimbursed fees and expenses in the order of incurrence or due date); (ii) to accrued interest on the Principal Debt;
     (iii) to the remaining Principal Debt in the order as Determining Lenders may elect; and (iv) to the remaining Obligation in the order and manner Determining Lenders deem appropriate.

     3.10 Distributions to Lenders. Unless otherwise specified above, each
          ------------------------
payment and prepayment shall be distributed to Lenders ratably in accordance with their respective Commitment Percentages or Termination Percentages, as applicable.

     3.11 Sharing of Payments, Etc. If any Lender obtains any payment or
          ------------------------
prepayment with respect to the Obligation (whether voluntary, involuntary, or otherwise, including, without limitation, as a result of exercising its Rights under Section 3.12) that exceeds the part of that payment or prepayment that it is then

                                      12
                                                                CREDIT AGREEMENT
                                                                ----------------
entitled to receive under the Loan Documents, then that Lender shall purchase from the other Lenders participations that will cause the purchasing Lender to share the excess payment or prepayment ratably with each other Lender. If all or any portion of any excess payment or prepayment is subsequently recovered from the purchasing Lender, then the purchase shall be rescinded and the purchase price restored to the extent of the recovery. Borrower agrees that any Lender purchasing a participation from another Lender under this section may, to the fullest extent permitted by Law, exercise all of its Rights of payment (including the Right of offset) with respect to that participation as fully as if that Lender were the direct creditor of Borrower in the amount of that participation.

     3.12 Offset.  If a Default exists, each Lender is entitled to exercise (for
          ------
the benefit of all Lenders in accordance with Section 3.11) the Rights of offset and banker's Lien against each and every account and other property, or any interest therein, that any Company may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the Obligation owed (directly or participated) to it.

     3.13 Capital Adequacy.  If any change in any present Laws, any change in
          ----------------
the interpretation or application of any present Law, or any future Law regarding capital adequacy, or if compliance by any Lender with any request, directive, or requirement imposed in the future by any Tribunal regarding capital adequacy, or if any change in its written policies or in the risk category of this transaction, in any of the foregoing events or circumstances, reduces the rate of return on its capital as a consequence of its obligations under this agreement to a level below that which it otherwise could have achieved (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material (and it may, in determining the amount, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (unless the effect is already reflected in the rate of interest then applicable under this agreement) Agent or that Lender (through Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it (which certificate is conclusive and binding absent manifest error), and Borrower shall pay that amount to Agent or that Lender within five Business Days after demand. The provisions of and undertakings and indemnification in this Section 3.13 shall survive the satisfaction and payment of the Obligation and termination of this agreement.

     3.14 Foreign Lenders, Participants, and Purchasers.  Each Lender,
          ---------------------------------------------
Participant (by accepting a participation interest under this agreement), and Purchaser (by executing an Assignment) that is not organized under the Laws of the United States of America or one of its states (a) represents to Agent and Borrower that (i) no Taxes are required to be withheld by Agent or Borrower with respect to any payments to be made to it in respect of the Obligation and (ii) it has furnished to Agent and Borrower two duly completed copies of either U.S. Internal Revenue Service Form 4224, Form 1001, Form W-8, or any other form acceptable to Agent that entitles it to exemption from U.S. federal withholding Tax on all interest payments under the Loan Documents, and (b) covenants to (i) provide Agent and Borrower a new Form 4224, Form 1001, Form W-8, or other form acceptable to Agent upon the expiration or obsolescence of any previously delivered form according to Law, duly executed and completed by it, and (ii) comply from time to time with all Laws with regard to the withholding Tax exemption. If any of the foregoing is not true or the applicable forms are not provided, then Borrower and Agent (without duplication) may deduct and withhold from interest payments under the Loan Documents United States federal income Tax at the full rate applicable under the IRC.

                                                                        06/29/98
     3.15 Non-Use Fee.   From and after October 1, 1998, Borrower shall pay to
          -----------
Agent a non-use fee for Lenders according to each Lender's Commitment Percentage. The fee is payable as it accrues on the last day of each March, June, September, and December (commencing on December 31, 1998) and on the Actual-Termination Date. Each payment of the fee is equal to the following, determined for the calendar quarter (or portion of a calendar quarter commencing on the date of this agreement or ending on the Actual-Termination Date) preceding and including the date it is due: From October 1, 1998, until the Actual-Termination Date, the product of (a) 0.25% times (b) the amount by which the average-daily total Commitments for only the Revolving Facility exceed the sum of the average-daily Principal Debt under only the Revolving Notes, times (c) a fraction with the number of days in the applicable quarter or portion of it as the numerator and 365 or 366, as the case may be, as the denominator.

SECTION 4 SECURITY.
--------- --------

      4.1 Guaranty.  Solely as an inducement to Lenders to extend credit under
          --------
this agreement to Borrower and not in any way as a condition to or inducement to any other extensions of credit by any Lender to any other Company, Borrower shall cause each of its present and future Subsidiaries (other than Matrix Bank and Sterling Trust Company) to unconditionally guarantee the full payment of the Obligation by execution and delivery of a Guaranty.

      4.2 Collateral.  Borrower shall cause full payment and performance of the
          ----------
Obligation to be secured by Lender Liens on 100% of the present and future, issued and outstanding common stock of Matrix Bank now or in the future owned by Borrower. The foregoing collateral, together with the additional collateral ever assigned, conveyed, granted, or delivered for any of the Obligation under any Loan Document, if any, and the cash and non-cash proceeds of all of the foregoing, is referred to as the "Collateral."

      4.3 Further Assurances.  Borrower shall (and shall cause each other
          ------------------
appropriate Company to) perform the acts, duly authorize, execute, acknowledge, deliver, file, and record any additional writings, and pay all filings fees and costs as Agent or Determining Lenders may reasonably deem appropriate or necessary to perfect and maintain the Lender Liens and preserve and protect the Rights of Agent and Lenders under any Loan Document so long as those additional acts and writings do not increase Borrower's obligations or diminish its Rights provided for in the Loan Documents.

      4.4 Release of Collateral. Upon Borrower's written request and at
          ---------------------
Borrower's cost and expense, Agent shall cause the Lender Liens to be released if (a) no Lender has any commitment to extend credit under any Loan Document,
(b) the Obligation has been fully paid and performed, and (c) neither Agent nor any Lender in good faith believes that there are reasonable grounds for any payment or prepayment under any Loan Document lawfully to be required to be rescinded, restored, or returned for any reason.

SECTION 5  CONDITIONS PRECEDENT.  No Lender is obligated to fund its part of
---------  --------------------
any Borrowing unless Agent has received all of the documents and items described on Schedule 5. In addition, no Lender is obligated to fund its part of any Borrowing unless on the applicable Borrowing Date (and after giving effect to the requested Borrowing): (a) Agent has timely received a Borrowing Request; (b) all of the representations and warranties of Borrower in the Loan Documents are true and correct in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or permitted by this agreement); (c) no Default or Potential Default exists; (d) the funding of the Borrowing is permitted by Law and does not cause a Borrowing Excess; (e) if reasonably requested by Agent, it has received evidence substantiating any of the matters in the Loan Documents that are necessary to enable Borrower to qualify for the Borrowing; and (f) a due diligence examination of Borrower for the preceding year has been completed and reviewed to the satisfaction of Agent. Each condition precedent in this agreement (including, without limitation, those on Schedule 5) is material to the transactions contemplated by this agreement, and time is of the essence with respect to each. Subject to first obtaining the approval of all Lenders, Agent or any Lender may fund any Borrowing without all conditions being satisfied. However, to the extent lawful, that funding is not a waiver of the requirement that each condition precedent be satisfied as a prerequisite for any subsequent funding or issuance, unless all Lenders specifically waive an item in writing.

SECTION 6 REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants to
--------- ------------------------------
Agent and Lenders as follows:

      6.1 Purpose and Regulation U.
          ------------------------

                                      14                       Credit Agreement
                                                               ----------------

          (a) Purpose.  Borrower will use the proceeds of the (i) Term Loan to
              -------
     refinance the Refinanced Debt and to make contributions to capital of Matrix Bank and (ii) Revolving Facility to either make or refinance contributions to capital of Matrix Bank for Matrix Bank's use as working capital for its general corporate purposes.

          (b) Regulation U.  No Company is engaged principally, or as one of
              ------------
     its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of any Borrowing will be used, directly or indirectly, for a purpose that violates Regulation U or any other Law.

     6.2 Companies.  Except as described on Schedule 6.2, Borrower has no
         ---------
Subsidiaries and no Company has used or transacted business under any other corporate or trade name in the six-month period preceding the date of this agreement. Each Company is duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is incorporated as stated on Schedule 6.2. Except where failure is not a Material-Adverse Event, each Company (i) is duly qualified to transact business and is in good standing as a foreign corporation or other entity in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing (as described on Schedule 6.2), (ii) possesses all requisite authority, permits, and power to conduct its business as is now being (or is contemplated by this agreement to be) conducted, and (iii) is in compliance with all applicable Laws. Matrix Bank's authorized capital consists of 60,000 shares of common stock, par value $2.50 per share. Borrower owns 100% (45,000 shares) of Matrix Bank's issued and outstanding shares of common stock, all of which are duly authorized, validly issued, fully paid, and nonassessable and not subject to any warrant, option, or other acquisition Right of any Person, subject to any transfer restriction (except restrictions imposed by securities and general corporate Laws), or subject to any Liens (except Lender Liens).

     6.3 Authorization and Contravention.  The execution and delivery by each
         -------------------------------
Company of each Loan Document to which it is a party and the performance by it of its related obligations (a) are within its corporate power, (b) have been duly authorized by all necessary corporate action, (c) except for any action or filing that has been taken or made on or before the date of this agreement, require no action by or filing with any Tribunal, (d) do not violate any provision of its charter or bylaws, (e) except where not a Material-Adverse Event, do not violate any provision of Law applicable to it or any material agreements to which it is a party, and (f) except for Lender Liens, do not result in the creation or imposition of any Lien on any asset of any Company.

     6.4 Binding Effect.  Upon execution and delivery by all parties to it,
         --------------
each Loan Document will constitute a legal and binding obligation of each Company party to it, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable Debtor Laws and general principles of equity.

     6.5 Fiscal Year.  The Companies' fiscal year ends each December 31.
         -----------

     6.6 Current Financials.  The Current Financials were prepared in
         ------------------
accordance with GAAP and present fairly, in all material respects, the financial condition, results of operations, and cash flows of the Companies as of, and for the portion of the fiscal year ending on their date or dates (subject only to normal year-end adjustments). All material liabilities of the Companies as of the date or dates of the Current Financials are reflected in them or notes to them. Except for transactions directly related to, or specifically contemplated by, the Loan Documents, no subsequent material adverse changes have occurred in the financial condition of the Companies from that shown in the Current Financials, nor has any Company incurred any subsequent material liability.

     6.7 Debt.  No Company has any Debt except as described on Schedule 6.7.
         ----

     6.8 Solvency and Capital Requirements.  On the date of each Borrowing,
         ---------------------------------
each Company is, and after giving effect to the requested Borrowing will be, Solvent. Matrix Bank has (and has not received any


                                      15                       Credit Agreement
                                                               ----------------
notice or directive from OTS that it does not have) an amount of capital to satisfy its minimum capital requirements.

      6.9 Litigation.  Except as disclosed on Schedule 6.9 (a) no Company is
          ----------
subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to it or, if so adversely determined, would be a Material-Adverse Event, and (b) no outstanding or unpaid judgments against any Company exists.

      6.10 Transactions with Affiliates. No Company is a party to a material
           ----------------------------
transaction with any of its Affiliates except (a) transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate, and (b) transactions described on Schedule 6.10.

      6.11 Taxes. All Tax returns of each Company required to be filed have been
           -----
filed (or extensions have been granted) before delinquency, except for returns for which the failure to file is not a Material-Adverse Event, and all Taxes imposed upon each Company that are due and payable have been paid before delinquency.

      6.12 Employee Plans.  Except where occurrence or existence is not a
           --------------
Material-Adverse Event, (a) no Employee Plan has incurred an "accumulated funding deficiency" (as defined in (S) 302 of ERISA or (S) 412 of the IRC), (b) no Company has incurred liability under ERISA to the PBGC in connection with any Employee Plan, (c) no Company has withdrawn in whole or in part from participation in a Multiemployer Plan, (d) no Company has engaged in any "prohibited transaction" (as defined in (S) 406 of ERISA or (S) 4975 of the IRC), and (e) no "reportable event" (as defined in (S) 4043 of ERISA) has occurred in respect of any Employee Plan, excluding events for which the notice requirement is waived under applicable PBGC regulations.

      6.13 Property and Liens.  Each Company has good and indefeasible title to
           ------------------
its real property and marketable title to all its other property reflected on the Current Financials except for property that is obsolete or that has been disposed of in the ordinary course of business or, after the date of this agreement, as otherwise permitted by this agreement. All Collateral is free and clear of any Liens and adverse claims of any nature except as described on
Schedule 6.13.

      6.14 Intellectual Property.  Subject to the qualification below (a) each
           ---------------------
Company owns all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, and trade names necessary to continue to conduct its businesses as presently conducted by it and proposed to be conducted by it immediately after the date of this agreement, (b) each Company is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret, or other intellectual property right of others, other than any infringements or claims that, if successfully asserted against or determined adversely to that Company, are not a Material-Adverse Event, and (c) no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret, or other intellectual property of any Company exists. The Companies have advised Agent and Lenders that the representations and warranties in this Section 6.14 are based on information available to them at the time the representations and warranties are made or are reaffirmed in each Borrowing Request based upon the due diligence that is reasonably prudent under the circumstances. Therefore, there may be facts about which no Company is at that time aware that may cause one or more of the representations and warranties in this Section 6.14 to be untrue. If so, then (i) that untruth shall constitute a Default under Section 10.1(c) to the same extent that it would have otherwise constituted a Default, but (ii) solely for purposes of determining whether any Company has made a false representation to Agent or any Lender for purposes of any alleged criminal violation, then the untrue representation and warranty in this Section 6.14 shall be deemed qualified by the existence of those facts so long as the Companies (A) notify Agent and Lenders about those facts promptly after any Company becomes aware of them, and (B) diligently attempt to cause the circumstances to be corrected or remedied so that each affected representation and warranty in this Section 6.14 shall thereafter be true and correct in all material respects.

                                                                Credit Agreement
                                                                ----------------
                                      16

      6.15 Environmental Matters.  Except where not a Material-Adverse Event, no
           ---------------------
Company (a) knows of any environmental condition or circumstance adversely affecting any Company's properties or operations, (b) has received any report of any Company's violation of any Environmental Law, or (c) knows that any Company is under any obligation to remedy any violation of any Environmental Law. Each Company has taken prudent steps to determine that its properties and operations do not violate any Environmental Law except violations that are not a Material-Adverse Event.

      6.16 Regulations.  Borrower is duly registered under the Savings and Loan
           -----------
Holding Company Act. No Company is subject to regulation under the Investment Company Act of 1940, or the Public Utility Holding Company Act of 1935.

      6.17 Insurance.  Each Company maintains with financially sound,
           ---------
responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses.

      6.18 Full Disclosure.  Each material fact or condition relating to the
           ---------------
Loan Documents or the financial condition, business, or property of the Companies that is a Material-Adverse Event has been disclosed in writing to Agent and Lenders. All information previously furnished by any Company to Agent or any Lender in connection with the Loan Documents was (and all information furnished in the future by any Company to Agent or any Lender will be) true and accurate in all material respects or based on reasonable estimates on the date the information is stated or certified.

SECTION 7 AFFIRMATIVE COVENANTS.  For so long as any Lender is committed to lend
--------- ---------------------
under this agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Agent and Lenders that, without first obtaining Determining Lenders' consent to the contrary:

      7.1 Reporting Requirements.  Borrower shall cause to be furnished to Agent
          ----------------------
the following, all in form and detail reasonably satisfactory to Agent:

          (a) Annually.  Promptly after preparation but no later than 90 days
              --------
     after the last day of each fiscal year of Borrower (i) Financials showing Borrower's consolidated and consolidating financial condition and results of operations as of, and for the year ended on, that last day, (ii) Financials showing Matrix Bank's consolidated and consolidating financial condition and results of operations as of, and for the year ended on, that last day, (iii) solely with respect to the consolidated portion of those Financials, the opinions, without material qualification, of Ernst & Young or of another firm of nationally-recognized independent certified public accountants reasonably acceptable to Determining Lenders, based on audits using generally accepted auditing standards, that the consolidated portion of those Financials were prepared in accordance with GAAP and present fairly, in all material respects, Holdings' and Borrower's respective consolidated financial conditions and results of operations, and (iv) a Compliance Certificate.

          (b) Quarterly. Promptly after preparation but no later than 45 days
              ---------
     after the last day of the first three fiscal quarters of Borrower each year
     (i) Financials showing Borrower's consolidating financial condition and results of operations for that fiscal quarter and for the period from the beginning of the current fiscal year to the last day of that fiscal quarter, (ii) a Compliance Certificate, (iii) Matrix Bank's most recent call reports or other quarterly and annual reports of condition or income furnished to the FDIC or the OTS, and (iv) reports sent to and all consents and resolutions adopted by Matrix Bank's Board of Directors during the preceding fiscal quarter.

                                      17                        Credit Agreement
                                                                ----------------

         (c) Examinations.   Promptly but not later than 45 days after receipt
             ------------
     by Matrix Bank and to the extent lawful, copies of all federal regulatory examinations of Matrix Bank, including all calculations of its Risk Based Capital (as described in Section 9.5).

         (d) Notices.  Notice, promptly after any Company knows or has reason
             -------
     to know, of (i) any notice of intention to cancel or of cancellation of Matrix Bank's Bankers Blanket Bond, (ii) any notice or capital directive from OTS to Matrix Bank indicating that it does not have an amount of capital satisfying its minimum capital requirements or imposing any restrictions on Matrix Bank's ability to declare and pay cash Distributions to Borrower, (iii) the existence and status of any Litigation that, if determined adversely to any Company, would be a Material-Adverse Event,
     (iv) any change in any material fact or circumstance represented or warranted by any Company in any Loan Document that constitutes a Material-Adverse Event, (v) the receipt by any Company of notice of any violation or alleged violation of ERISA or any Environmental Law or other Law if that violation is a Material-Adverse Event, or (vi) a Default or Potential Default specifying the nature thereof and what action Borrower has taken, is taking, or proposes to take with respect to it.

         (e) Other Information.  Promptly upon reasonable request by Agent or
             -----------------
     Determining Lenders (through Agent), information (not otherwise required to be furnished under the Loan Documents) respecting the business affairs, assets, and liabilities of any Company and opinions, certifications, and documents in addition to those mentioned in this agreement.

     7.2 Use of Proceeds.  Each Company shall use the proceeds of Borrowings
         ---------------
only for the purposes represented in this agreement.

     7.3 Books and Records.  Each Company shall maintain books, records, and
         -----------------
accounts necessary to prepare Financials in accordance with GAAP.

     7.4 Inspections.  Upon reasonable request and to the extent lawful, each
         -----------
Company shall allow Agent, any Lender, or their respective Representatives to inspect any of its properties, to review reports, files, and other records and to make and take away copies, to conduct tests or investigations, and to discuss any of its affairs, conditions, and finances with its directors, officers, employees, or representatives from time to time during reasonable business hours.

     7.5 Taxes.  Each Company shall promptly pay before delinquency any and all
         -----
Taxes other than Taxes of which the failure to pay is not a Material-Adverse Event or which are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any Lien have been and continue to be stayed.

     7.6 Expenses.  Borrower shall pay (a) all reasonable legal fees and
         --------
expenses incurred by Agent in connection with the preparation, negotiation, and execution of the Loan Documents, (b) all reasonable legal fees and expenses incurred by Agent in connection with each separate future amendment, consent, waiver, or approval requested or agreed to by Borrower and executed in connection with any Loan Document, (c) all fees, charges, or Taxes for the recording or filing of any Loan Document to create or perfect Lender Liens, (d) all other reasonable out-of-pocket expenses of Agent or any Lender in connection with the preparation, negotiation, execution, or administration of the Loan Documents, including courier expenses, (e) all amounts expended, advanced, or incurred by Agent or any Lender to satisfy any obligation of any Company under any Loan Document, to collect the Obligation, or to enforce the Rights of Agent or any Lender under any Loan Document, including all court costs, attorneys' fees (whether for trial, appeal, other proceedings, or otherwise), fees of auditors and accountants, and investigation expenses reasonably incurred by Agent or any Lender in connection with any such matters, and (f) interest at an annual interest rate equal to the Default Rate on each item specified in clauses
(a) through (e) above from 30 days after the date of written demand or request for reimbursement.

                                                                Credit Agreement
                                                                ----------------
                                      18

      7.7 Maintenance of Existence, Assets, and Business.  Each Company shall
          ----------------------------------------------
(a) except as permitted by Section 8.5, maintain its corporate existence and good standing in its jurisdiction of incorporation and its authority to transact business in all other states where failure to maintain its authority to transact business is a Material-Adverse Event, and (b) maintain all licenses, permits, and franchises necessary for its business where failure to do so is a Material-Adverse Event.

      7.8 Insurance.  Each Company shall (a) maintain with financially sound and
          ---------
reputable insurers, insurance with respect to its assets and business against such liabilities, casualties, risks, and contingencies and in such types and amounts (including a fidelity bond or bonds in form and with coverage, with a company, and with respect to such individuals or groups of individuals) as is customary in the case of Persons engaged in the same or similar businesses and similarly situated and, if applicable, as satisfy prevailing FDIC and OTS applicable requirements, and (b) upon Agent's request, furnish to Agent from time to time a summary of their insurance coverage, in form and substance satisfactory to Agent, and originals or copies of the applicable policies.

      7.9 Subsidiaries.  Borrower shall give Agent 20 days written notice in
          ------------
advance of the formation or acquisition of any new direct or indirect Subsidiary of Borrower. Within 20 days after any such new Subsidiary's acquisition or formation, Borrower shall, and shall cause the Companies to, fully comply with the applicable provisions of Section 4.1.

      7.1 Indemnification.  In consideration of the commitments by Agent and
          ---------------
Lenders under the Loan Documents, Borrower shall indemnify and defend Agent, each Lender, and their respective affiliates and representatives (collectively, the "Indemnified Parties") -- and defend them and hold each of them harmless -- against any and all out-of-pocket losses, liabilities, claims, damages, deficiencies, interest, judgments, costs, or expenses (including reasonable attorneys' fees) incurred by any of them arising from or because of (a) any investigation, litigation, or other proceeding brought or threatened in connection with any loan document or the transactions contemplated by the Loan Documents, including, without limitation, any use by any Company of the proceeds of Borrowings, and (b) any representation made by any Company under any Loan Document. Although each Indemnified Party is entitled to Indemnification for any Indemnified Party's ordinary negligence, no Indemnified Party is entitled to Indemnification for its own gross negligence, willful misconduct, or fraud.
This indemnity survives the payment and performance of the Obligation and termination of the Loan Documents.

SECTION 8 NEGATIVE COVENANTS.  For so long as any Lender is committed to lend
--------- ------------------
under this agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Agent and Lenders that, without first obtaining Determining Lenders' consent to the contrary, the Companies designated in the following sections of this Section 8 may not directly or indirectly do any of the following or commit (other than a commitment that is not binding on any Company until any prior written consent of Determining Lenders is first obtained) to do any of the following:

      8.1 Debt.  Neither Borrower nor Matrix Bank may create, incur, or permit
          ----
to exist any Debt except the following (collectively, the "Permitted Debt"):

          (a) Existing Debt.  The existing Debt that is described on Schedule
              -------------
      6.7 (other than Refinanced Debt) and all renewals, extensions, amendments, modifications, and refinancings of (but not any principal increases after the date of this agreement to) any of that Debt.

          (b) This Transaction.  The Obligation and Guaranties delivered under
              ----------------
      this agreement.

          (c) To Borrower.  Debt of Matrix Bank to Borrower to the extent that
              -----------
      the creation of it constitutes a Permitted Investment.

                                                                Credit Agreement
                                                                ----------------

          (d) Other Debt.  Other Debt incurred by either Borrower or Matrix Bank
              ----------
     with the approval of all Lenders that never exceeds $1,000,000 in total-principal amount outstanding for both Borrower and Matrix Bank, together with renewals, extensions, amendments, modifications, and refinancings of that Debt and those obligations subject to the foregoing limitations of this clause (d).

          (e) Miscellaneous.  Hedging Contracts; trade payables, accrued Taxes,
              -------------
     and other liabilities that do not constitute Debt for borrowed money or Capital Leases; and endorsements of negotiable instruments in the ordinary course of business.

                                                                        09/27/97
          (f) Senior Notes.  Up to $20,000,000 principal amount of Debt with
              ------------
     respect to the   senior debt offering consisting of the "Notes" as
     described in the Form S-1 filed by Borrower on September 4, 1997, with the Securities and Exchange Commission, which "Notes" are so described as unsecured general obligations of Borrower with pari passu right of payment with all current and future unsecured Debt of Borrower.

                                                                        01/29/99
          (g) Charter-School Debt.  Debt of Equi-Mor owed to U.S. Bancorp
              -------------------
     Investments, Inc. (or its successor or assignee), on a short-term basis for financing charter-school leases or loans until they can be sold in the secondary market, for which Borrower has no direct or contingent liability; provided, however, that if Borrower is either directly or contingently liable, the amount of such Debt may not exceed the lesser of either (i) 10% of Borrower's Net Worth or (ii) $5,000,000.

                                                                        06/30/99
          (h) Matrix Bancorp Capital Trust I Guaranty.  Guaranty by Borrower of
              ---------------------------------------
     the payment obligations of Matrix Bancorp Capital Trust I under the 1,100,000 Trust Preferred Securities proposed to be issued under the Amended and Restated Trust Agreement proposed to be entered into by Borrower, State Street Bank and Trust Company as Property Trustee, Wilmington Trust Company as Delaware Trustee, and certain administrative trustees, as described in the Form S-1 filed by Borrower with the Securities and Exchange Commission via EDGAR on June 1, 1999.

                                                                        06/30/99
          (i) Matrix Financial Services Guaranty.  Guaranty by Borrower of the
              ----------------------------------
     obligations of Matrix Financial Services Corporation under the SS&TG Customer Agreement and the Agreement for Early Funding, both dated May 4, 1994, and both between Matrix Financial Services Corporation and the Federal Home Loan Mortgage Corporation related to the purchase and sale of mortgage-related and debt securities issued or guaranteed by the Federal Home Loan Mortgage Corporation and related options or forwards.

                                                                        06/30/99
          (j) PaineWebber Guaranty.  Guaranty by Borrower of the obligations of
              --------------------
     Matrix Financial Services Corporation to PaineWebber Incorporated in connection with transactions for the purchase, sale, lending, borrowing, and delivery of securities and related transactions.

                                                                        06/30/99
          (k) Subordinated Debt.  Subordinated Debt, so long as Borrower does
              -----------------
     not (A) prepay or cause to be prepaid any principal of, or any interest on, any of the Subordinated Debt except (i) conversions of Subordinated Debt to equity of Borrower that is not mandatorily redeemable, (ii) exchanges of Subordinated Debt for other Subordinated Debt, and (ii) prepayment of Subordinated Debt with the proceeds of the issuance of additional Subordinated Debt or capital stock issued by Borrower, or (B) amend or modify the terms of any Subordinated Debt to the extent that (i) any of the applicable subordination, payment blockage, or standstill provisions are less favorable to Lenders than exists for the Subordinated Debentures, as described in the Form S-1 filed by Borrower with the Securities and Exchange Commission via EDGAR on June 1, 1999, (ii) the applicable representations, covenants, events of default, and other provisions are materially more onerous to the obligor than exists for the Subordinated Debentures, as described in the Form S-1 filed by Borrower with the Securities and Exchange Commission via EDGAR on June 1, 1999, or (iii) scheduled

                                                                Credit Agreement
                                                                ----------------
                                      20
     or mandatory principal or sinking fund payment obligations before 180 days after the Maturity Date are made applicable to any Subordinated Debt.

     8.2  Liens.  Neither Borrower nor Matrix Bank may create, incur, permit to
          -----
exist, or enter into any arrangement or agreement (except the Loan Documents) that directly or indirectly prohibits any Company from creating or incurring any Lien on any of its assets, or create, incur, permit to exist, or commit to create or incur any Lien on any of its assets except the following (collectively, the "Permitted Liens"):

          (a) Existing Liens.  The existing Liens that are described on Schedule
              --------------
     6.13 (to the extent that such schedule does not indicate they are to be extinguished as a condition precedent to, or concurrent with, the initial Borrowing under this agreement) and all renewals, extensions, amendments, and modifications of any of them to the extent that the total-principal amount each individually secures never exceeds the total-principal amount secured by it on the date of this agreement.

          (b) This Transaction.  Lender Liens.
              ----------------

          (c) Operating Leases.  Any interest or title of a lessor in assets
              ----------------
     being leased under an operating lease that does not constitute Debt.

          (d) Hedging Contracts.  Liens arising under Hedging Contracts that do
              -----------------
     not cover any Collateral.

          (e) Purchase Money.  Liens that secure any of the Permitted Debt
              --------------
     described in Section 8.1(d) (together with any renewal, extension, amendment, or modification of any such Lien) so long as each such Lien never cover any assets except the assets acquired, constructed, or improved with the directly related Permitted Debt.

          (f) Setoffs.  Subject to any limitations imposed upon them in the Loan
              -------
     Documents, rights of set off or recoupment and banker's Liens.

          (g) Insurance.  Pledges or deposits (to the extent that they do that
              ---------
     may not cover any Collateral except cash proceeds of Collateral arising in the ordinary course of business) made to secure payment of workers' compensation, unemployment insurance, or other forms of governmental insurance or benefits or to participate in any fund in connection with workers' compensation, unemployment insurance, pensions, or other social security programs.

          (h) Bids and Bonds.  Good-faith pledges or deposits (to the extent
              --------------
     that they do not cover any Collateral except cash proceeds of Collateral arising in the ordinary course of business) (i) for 10% or less of the amounts due under (and made to secure) any Company's performance of bids, tenders, contracts (except for the repayment of borrowed money), (ii) in respect of any operating lease, that are for up to but not more than the greater of either 10% of the total rental obligations for the term of the lease or 50% of the total rental obligations payable during the first year of the lease, or (iii) made to secure statutory obligations, surety or appeal bonds, or indemnity, performance, or other similar bonds benefitting any Company in the ordinary course of its business.

          (i) Property Restrictions.  Zoning and similar restrictions on the use
              ---------------------
     of, and easements, restrictions, covenants, title defects, and similar encumbrances on, real property that do not materially impair the use of the real property and that are not violated by existing or proposed structures or land use.

          (j) Inchoate Liens.  If no Lien has been filed in any jurisdiction or
              --------------
     agreed to (i) claims and Liens for Taxes not yet due and payable, (ii) mechanic's Liens and materialman's Liens for services or materials and similar Liens incident to construction and maintenance of real property, in

                                  21                            Credit Agreement
                                                                ----------------
     each case for which payment is not yet due and payable, (iii) landlord's Liens for rental not yet due and payable, and (iv) Liens of warehousemen and carriers and similar Liens securing obligations that are not yet due and payable.

          (k) Miscellaneous.  Any of the following to the extent that the
              -------------
     validity or amount is being contested in good faith and by appropriate and lawful proceedings diligently conducted, reserve or other appropriate provision (if any) required by GAAP has been made, levy and execution has not issued or continues to be stayed, they do not individually or collectively detract materially from the value of the property of the Person in question or materially impair the use of that property in the operation of its business, and (other than any such Liens given statutory priority) they are subordinate to the Lender Liens to the extent that they cover any Collateral: (i) Claims and Liens for Taxes; (ii) claims and Liens upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process before adjudication of a dispute on the merits; (iii) claims and Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other like Liens; (iv) Liens incident to construction and maintenance of real property; and (v) adverse judgments, attachments, or orders on appeal for the payment of money.

                                                                        11/12/98
          (l) Charter-School Liens.  Liens incurred on or before January 31,
              --------------------
     1999, that secure only the Debt described in Section 8.1(g), that do not cover any Collateral, and that cover only the charter-school leases or loans of Equi-Mor financed with that Debt and related assets such as proceeds.

      8.3 Investments.  Borrower may not make any Investments except the
          -----------
following (collectively, "Permitted Investments"):

          (a) Government Securities.  Government Securities.
              ---------------------

          (b) State Obligations.  Readily marketable direct obligations of any
              -----------------
     state of the United States of America given on the date of such investment a credit rating of at least Aa by Moody's Investors Service, Inc., or AA by Standard & Poor's Corporation, in each case due within one year from the making of the investment.

          (c) Certificates of Deposit, Etc.  Certificates of deposit issued by,
              -----------------------------
     bank deposits in, eurocurrency deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by (i) any Lender or (ii) any domestic bank or any domestic branch or office of a foreign bank, in either case having on the date of the investment a short-term certificate of deposit credit rating of at least P-2 by Moody's Investors Service, Inc., or A-2 by Standard & Poor's Corporation, in each case due within one year after the date of the making of the investment.

          (d) Government Repos.  Repurchase agreements covering Government
              ----------------
     Securities executed by a broker or dealer registered under Section 15(b) of the Securities Exchange Act of 1934 having on the date of the investment capital of at least $100,000,000, due within 30 days after the date of the making of the investment, so long as the maker of the investment receives written confirmation of the transfer to it of record ownership of the Government Securities on the books of a "primary dealer" in the Government Securities as soon as practicable after the making of the investment.

          (e) Commercial Paper.  Readily marketable commercial paper of domestic
              ----------------
     corporations doing business in the United States of America or any of its states or of any corporation that is the holding company for a bank described in clause (c) above and having on the date of the investment a credit rating of at least P-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's Corporation, in each case due within 90 days after the date of the making of the investment.

                                      22                       Credit Agreement
                                                               ----------------

          (f) Preferred Stock.  "Money market preferred stock" issued by a
              ---------------
     domestic corporation given on the date of the investment a credit rating of at least Aa by Moody's Investors Services, Inc., and AA by Standard & Poor's Corporation, in each case having an investment period not exceeding 50 days, so long as (i) the amount of all of those investments issued by the same issuer does not exceed $5,000,000 and (ii) the total amount of all of those investments does not exceed $10,000,000.

          (g) Mutual Funds.  A readily redeemable "money market mutual fund"
              ------------
     sponsored by a bank described in clause (c) above, or a registered broker or dealer described in clause (d) above, that has and maintains an investment policy limiting its investments primarily to instruments of the types described in clauses (a) through (f) above and has on the date of those investment total assets of at least $1,000,000,000.

          (h) Other Companies.  Investments by Borrower in any other Company in
              ---------------
     compliance with Section 4.1.

          (i) Directors, Etc..  Loans or advances to directors, officers, and
              ---------------
     employees of the Borrower that never exceed a total of $1,000,000 in principal-amount outstanding.

          (j) Customers.  Indebtedness of its customers created in its ordinary
              ---------
     course of business in a manner consistent with its present practices.

          (k) Hedge Contracts.  Hedge Contracts.
              ---------------

                                                                        08/18/97
          (l) Miscellaneous.  Other Investments made in the ordinary course of
              -------------
     business for a financial services firm.

11/12/98
          (m) Charter-School Assets.  Investments made on or before January 31,
              ---------------------
     1999, in charter-school leases or loans originated or acquired by Equi-Mor in the ordinary course of business.

For purposes of this Section 8.3, the total amount outstanding of any Investment by any Person in any other Person is to be determined net of repayments and dividends to, and sales of securities of the second Person by, the first Person.

                                                                        06/29/98

      8.4 Distributions.  Borrower may not pay or declare any Distribution.
          -------------

      8.5 Merger or Consolidation.  No Company may merge or consolidate with or
          -----------------------
into any other Person except that any Company may merge into or be consolidated with any other Company so long as Borrower is the surviving corporation if it is involved.

      8.6 Dispositions of Assets.  Neither Borrower nor Matrix Bank may sell,
          ----------------------
assign, lease, transfer, or otherwise dispose of any of its assets (including, without limitation, equity interests in any other Company) except (a) sales and dispositions in the ordinary course of business for a fair and adequate consideration and (b) sales of assets which are obsolete or are no longer in use and which are not significant to the continuation of that Company's business.

      8.7 Use of Proceeds.  Borrower may not use the proceeds of Borrowings (a)
          ---------------
for any purpose other than as represented in this agreement, (b) for wages of employees, unless a timely payment to or deposit with the United States of America of all amounts of Tax required to be deducted and withheld with respect to such wages is also made, or (c) in violation of the representation in Section 6.1.
                                      23                     Credit Agreement
                                                             ----------------

      8.8 Transactions with Affiliates.  No Company may directly or indirectly
          ----------------------------
enter into any transaction with any of its Affiliates other than (a) transactions between Companies that are in compliance with Section 4.1 and (b) other transactions in the ordinary course of business or upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

      8.9 Employee Plans.  Except where a Material-Adverse Event would not
          --------------
result, no Company may directly or indirectly permit any of the events or circumstances described in Section 6.12 to exist or occur.

     8.10 Compliance with Laws and Documents.  No Company may directly or
          ----------------------------------
indirectly (a) violate the provisions of any Laws applicable to it or of any Material Agreement to which it is a party if that violation alone or with all other violations is a Material-Adverse Event or (b) violate the provisions of its charter or bylaws or repeal, replace or amend any provision of its charter or bylaws if any such action is a Material-Adverse Event.

     8.11 Government Regulations.  No Company (other than United Capital
          ----------------------
Markets, Inc.) may directly or indirectly conduct its business in a way that it becomes regulated under the Investment Company Act of 1940.

     8.12 Fiscal Year Accounting.  No Company may directly or indirectly change
          ----------------------
its fiscal year nor use any accounting method other than GAAP.

     8.13 New Businesses.  No Company may directly or indirectly engage in any
          --------------
business except the businesses in which it or any of its Affiliates is presently engaged and any other reasonably-related business.

     8.14 Assignment.  No Company may directly or indirectly assign or transfer
          ----------
any of its Rights, duties, or obligations under any of the Loan Documents.

SECTION 9 FINANCIAL COVENANTS.  For so long as any Lender is committed to lend
--------- -------------------
under this agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Agent and Lenders that, without first obtaining Determining Lenders' consent to the contrary, it may not directly or indirectly permit any of the following to occur or exist, as measured (unless otherwise stated) at the end of each of the Companies' fiscal quarters included below:


06/29/98

      9.1 Net Worth.  The Companies' Net Worth to be less than the greater of
          ---------
either (a) the sum of (i) 90% of actual Net Worth at the most recent fiscal year end, plus (ii) 50% of cumulative Net Income (without deduction for losses) after the most recent fiscal year end, plus (iii) 90% of all contributions to Borrower's stockholders' equity made after the Closing Date, or (b) $40,000,000.

      9.2 Adjusted Debt/Net Worth.  The ratio of the Companies' Adjusted Debt to
          -----------------------
Net Worth to exceed 4.0 to 1.0.


                                                                        06/29/98

      9.3 Cash Coverage.  The ratio (calculated only in respect of Borrower) of
          -------------
cash dividends and tax sharing payments available to be received by the Borrower from its Subsidiaries divided by cash expenses and CMLTD paid by the Borrower, may not be less than 1.5 to 1.0 for any four-fiscal-quarter period.

                                                                        06/29/98
      9.4 Net Income.  Matrix Bank's Net Income to be less than $7,500,000 for
          ----------
any four-fiscal-quarter period.

      9.5 Capital Ratio.  Matrix Bank fails to maintain either (a) a "well
          -------------
capitalized" designation from OTS with respect to its minimum "Risk Based Capital," as defined in 12 C.F.R. (S) 565.4(b)(1), or (b) a "Risk Based Capital Ratio," in 12 C.F.R. (S) 567.2(a)(1) of not less than 10%.

                                      24                   Credit Agreement
                                                           ----------------

     9.6  Leverage Ratio.  Matrix Bank fails to maintain either (a) a "well
          --------------
capitalized" designation from OTS with respect to its "Leverage," as defined in 12 C.F.R. (S) 565.4(b)(1), or (b) a "Leverage Ratio," in 12 C.F.R. (S)
567.2(a)(2)(ii) of not less than 5.0%.

     9.7  Classified Assets/Total Capital.  The ratio of Matrix Bank's
          -------------------------------
Classified Assets to Total Capital (stated as a percentage) to exceed 50%.

                                                                        06/29/98
     9.8  Net Charge Offs/Total Loans.  The ratio of Matrix Bank's Net Charge
          ---------------------------
Offs to Total Loans (stated as a percentage) to exceed 0.50%.

     9.9  Adjusted Assets/Total Assets.  The ratio of Matrix Bank's Adjusted
          ----------------------------
Assets to total assets (stated as a percentage) to be less than the greater of either (a) the minimum percentage required by (S) 10(m) of the Home Owners' Loan Act for "QTL" or (b) 60%.

                                                                        08/18/97
     9.10 Interest Rate Sensitivity.  Deterioration in the base case
          -------------------------
sensitivity, as measured by the "No Change" category of the "Present Value Estimates by Interest Rate Scenario" in the quarterly OTS's "Interest Rate Risk Exposure Report" for Matrix Bank may never exceed $10,000,000.

                                                                        06/29/98
     9.11 Commercial Loans/Total Capital.  The ratio of the outstanding
          ------------------------------
principal balance of Commercial Loans owned by Matrix Bank to Total Capital of Matrix Bank to exceed 200%.

SECTION 10  DEFAULTS AND REMEDIES.
----------  ---------------------

     10.  Default.  The term "Default" means the existence or occurrence of any
          -------
one or more of the following:

          (a) Obligation.  Borrower fails to pay (i) any interest on the
              ----------
     Obligation when due under the Loan Documents and that failure continues for five days or (ii) any other part of the Obligation when due under the Loan Documents.

          (b) Covenants.  Any Company fails to punctually and properly perform,
              ---------
     observe, and comply with any (i) any covenant, agreement, or condition under Sections 8 or 9 or (ii) any covenant, agreement, or condition contained in any of the Loan Documents -- other than covenants to pay the Obligation and the covenants listed in clause (i) above -- and that failure continues for a period of 30 calendar days after any Company has, or, with the exercise of reasonable investigation, should have, notice of it.

          (c) Misrepresentation.  Any material statement, warranty, or
              -----------------
     representation by or on behalf of any Company or Guarantor in any Loan Document or other writing authored by any Company or Guarantor and furnished in connection with the Loan Documents, proves to have been incorrect or misleading in any material respect as of the date made or deemed made.

          (d) Debtor Law.  Any Company or Guarantor (i) is not Solvent, (ii)
              ----------
     fails to pay its Debts generally as they become due, (iii) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Law, or (iv) becomes a party to or is made the subject of any proceeding provided for by any Debtor Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the Rights of Agent or any Lender granted in the Loan Documents unless, if the proceeding is involuntary, the applicable petition is dismissed within 60 days after its filing.

                                                                        08/18/97
          (e) Matrix Financial Loan Agreement.  Either (i) the occurrence of a
              -------------------------------
     "Default," as defined in the Matrix Financial Loan Agreement or (ii) 90-days elapse after the commitments to lend under the Matrix Financial Loan Agreement are canceled or terminated by Matrix Financial under that agreement in accordance with its terms or are not extended beyond their current expiration by Matrix Financial.

                                      25                        Credit Agreement
                                                                ----------------

          (f) Other Debt.  Any Company or Guarantor fails to make any payment
              ----------
     due on any Debt or security (with respect to which any Company or Guarantor has redemption, sinking fund, or other purchase obligations) or any event occurs or any condition exists in respect of any Debt or security of any Company or Guarantor, the effect of which is (i) to cause or to permit any holder of that Debt or security or a trustee to cause (whether or not it elects to cause) any of that Debt or security to become due before its stated maturity or its regularly scheduled payment dates, or (ii) to permit a trustee or the holder of any security (other than common stock of any Company or Guarantor) to elect (whether or not it does elect) a majority of the directors on the board of directors of that Company or Guarantor.

          (g) Judgments.  Any Company or Guarantor fails to pay any money
              ---------
     judgment of $50,000 or more against it at least ten days prior to the date on which any of the assets of that Company or Guarantor may be lawfully sold to satisfy that judgment.

          (h) Attachments.  The failure to have discharged within a period of 30
              -----------
     days after the commencement of any attachment, sequestration, or similar proceeding against any of the assets of any Company or Guarantor.

          (i) Unenforceability.  Any material provision of any Loan Document for
              ----------------
     any reason ceases to be in full force and effect or is fully or partially declared null and void or unenforceable or the validity or enforceability of any Loan Document is challenged or denied by any Company.

                                                                        06/29/98
          (j) Change of Control.  Any (i) material change in the ownership or
              -----------------
     management of Borrower or any Guarantor from that ownership and senior management as it exists on the date of this agreement without the written approval of all Lenders, (ii) failure to provide advance notice of any change in ownership or management, or (iii) common stock, preferred stock, or ownership interest in Matrix Bank ceases to be owned by Borrower.

          (k) Capital Requirements or Restrictions/Bankers Bond.  Matrix Bank
              -------------------------------------------------
     (i) has (or receives notice or a directive from OTS that it has) inadequate capital to satisfy its minimum capital requirements, (ii) receives any notice or capital directive from OTS restricting its ability to pay cash Distributions to Borrower, or (iii) receives notice of intention to cancel or of cancellation of its Bankers Blanket Bond.

      10. Remedies.
          --------

          (a) Debtor Law.  Upon the occurrence of a Default under Section
              ----------
     10.1(d), the commitments of Lenders to extend credit under this agreement automatically terminate and the full Obligation is automatically due and payable, without presentment, demand, notice of default, notice of the intent to accelerate, notice of acceleration, or other requirements of any kind, all of which are expressly waived by Borrower.

          (b) Other Defaults.  While a Default exists -- other than those
              --------------
     described in clause (a) above -- Agent may and, upon the direction of Determining Lenders, shall declare the Obligation to be immediately due and payable, whereupon it shall be due and payable, whereupon the commitments of Lenders to extend credit under this agreement are then automatically terminated.

          (c) Other Remedies.  Following the termination of the commitments of
              --------------
     Lenders to extend credit under this agreement and the acceleration of the Obligation, Agent may (and, at the direction of Determining Lenders, shall) do any one or more of the following: (i) Reduce any claim to judgment;
     (ii) foreclose upon or otherwise enforce any Lender Liens; and (iii) exercise any other Rights in the Loan Documents, at Law, in equity, or otherwise that Determining Lenders may direct. Should any Default continue that, in Agent's opinion, materially and adversely affects the Collateral or the interests of the Lenders under this agreement, Agent may, in a notice to the Lenders of that

                                      26                        Credit Agreement
                                                                ----------------

     Default set forth one or more actions that Agent, in its opinion, believes should be taken. Unless otherwise directed by Determining Lenders (excluding the Lender serving as Agent) within ten days following the date of the notice setting forth the proposed action or actions, Agent may, but shall not be obligated to, take the action or actions set forth in that notice.

     10.3 Right of Offset.  Borrower hereby grants to Agent and to each Lender a
          ---------------
right of offset, to secure the repayment of the Obligation, upon any and all monies, securities, or other property of Borrower, and the proceeds therefrom now or hereafter held or received by or in transit to Agent or such Lender from or for the account of Borrower, whether for safekeeping, custody, pledge, transmission, collection, or otherwise, and also upon any and all deposits (general or special, time or demand, provisional or final) and credits of Borrower, and any and all claims of Borrower against Agent or such Lender, at any time existing. While a Default exists, Agent and each Lender are authorized at any time and from time to time, without notice to either Company, to offset, appropriate, and apply any and all of those items against the Obligation, subject to Section 3.9.

     10.4 Waivers.  Borrower waives any right to require Agent to (a) proceed
          -------
against any Person, (b) proceed against or exhaust any of the Collateral or pursue its Rights and remedies as against the Collateral in any particular order, or (c) pursue any other remedy in its power. Borrower and each surety, endorser, guarantor, pledgor, and other party ever liable or whose property is ever liable for payment of any of the Obligation jointly and severally waive presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agree that their or their property's liability with respect to the Obligation, or any part thereof, shall not be affected by any renewal or extension in the time of payment of the Obligation, by any indulgence, or by any release or change in any security for the payment of the Obligation, and hereby consent to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number thereof.

     10.5 Performance by Agent.  Should any covenant, duty, or agreement of any
          --------------------
Company fail to be performed in accordance with the terms of this agreement or of any document delivered under this agreement, Agent may, at its option, after notice to Borrower, as the case may be, perform, or attempt to perform, such covenant, duty, or agreement on behalf of that Company and shall notify each Lender that it has done so. In such event, Borrower shall jointly and severally, at the request of Agent, promptly pay any amount expended by Agent in such performance or attempted performance to Agent at its principal place of business, together with interest thereon at the Maximum Rate from the date of such expenditure by Agent until paid. Notwithstanding the foregoing, it is expressly understood that Agent does not assume and shall never have, except by express written consent of Agent, any liability or responsibility for the performance of any duties of any Company under this agreement or under any other document delivered under this agreement.

     10.6 No Responsibility.  Except in the case of fraud, gross negligence, or
          -----------------
willful misconduct, neither Agent nor any of its officers, directors, employees, or attorneys shall assume -- or ever have any liability or responsibility for -- any diminution in the value of the Collateral or any part of the Collateral.

     10.7 No Waiver.  The acceptance by Agent or any Lender at any time and from
          ---------
time to time of partial payment or performance by any Company of any of their respective obligations under this agreement or under any Loan Document shall not be deemed to be a waiver of any Default then existing. No waiver by Agent or any Lender shall be deemed to be a waiver of any other then existing or subsequent Default. No delay or omission by Agent or any Lender in exercising any right under this agreement or under any other document required to be executed under or in connection with this agreement shall impair such right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof, or the exercise of any other right under this agreement or otherwise.

     10.8 Cumulative Rights.  All Rights available to Agent and the Lenders
          -----------------
under this agreement or under any other document delivered under this agreement shall be cumulative of and in addition to all other Rights granted to Agent and the Lenders at Law or in equity, whether or not the Notes be due and payable

                                      27                        Credit Agreement
                                                                ----------------
and whether or not Agent shall have instituted any suit for collection, foreclosure, or other action in connection with this agreement or any other document delivered under this agreement.

     10.9  Rights of Individual Lenders.  No Lender shall have any right by
           ----------------------------
virtue of, or by availing itself of, any provision of this agreement to institute any actions or proceedings at Law, in equity, or otherwise (excluding any actions in bankruptcy), upon or under or with respect to this agreement, or for the appointment of a receiver, or for any other remedy under this agreement, unless (a) the Determining Lenders previously shall have given to Agent written notice of a Default and the continuance thereof, including a written request upon Agent to institute such action or proceedings in its own name and offering to indemnify Agent against the costs, expenses and liabilities to be incurred therein or thereby, (b) Agent, for ten Business Days after its receipt of such notice, shall have failed to institute any such action or proceeding, and (c) no direction inconsistent with such written request shall have been given to Agent by Determining Lenders. It is understood and intended, and expressly covenanted by the taker and holder of every Note with every other taker and holder and Agent, that no one or more holders of Notes shall have any right in any manner whatever by virtue, or by availing itself, of any provision of this agreement to affect, disturb or prejudice the Rights of any other Lenders, or to obtain or seek to obtain priority over or preference to any other such Lender, or to enforce any right under this agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Lenders. For the protection and enforcement of the provisions of this Section 10.9, each and every Lender and Agent shall be entitled to such relief as can be given either at law or in equity.

     10.10 Notice to Agent. Should any Default or Potential Default occur and be
           ---------------
continuing, any Lender having actual knowledge thereof shall notify Agent and Borrower of the existence thereof, but the failure of any Lender to provide that notice shall not prejudice that Lender's Rights under this agreement.

     10.11 Costs.  All court costs, reasonable attorneys' fees, other costs of
           -----
collection, and other sums spent by Agent or any Lender in the exercise of any Right provided in any Loan Document is payable to Agent or that Lender, as the case may be, on demand, is part of the Obligation, and bears interest at the Default Rate from the date paid by Agent or any Lender to the date repaid by Borrower.

SECTION 11 AGENT.
---------- -----

     11.1  Authorization and Action. Each Lender hereby appoints Agent as Agent
           ------------------------
under the Loan Documents and authorizes Agent to take such action on its behalf and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of the Loan Documents, together with such powers as are reasonably incidental thereto. As to any matter not expressly provided for by this agreement (including, without limitation, enforcement or collection of the Notes), Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Lenders, and those instructions shall be binding upon all Lenders and all holders of the Notes. However, that Agent shall not be required to take any action that exposes Agent to personal liability or that is contrary to this agreement or applicable Laws. Agent agrees to give to each Lender prompt notice of each notice given to it by Borrower pursuant to the terms of the Loan Documents.

     11.2  Agent's Reliance, Etc.  Notwithstanding anything to the contrary in
           ----------------------
any Loan Document, neither Agent nor any of its Representatives shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, Agent: (a) May treat the payee of any Note as the holder thereof; (b) may consult with legal counsel (including counsel for Borrower), independent public accountants and other experts selected by it or Borrower and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties, or representations made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this agreement on the part of Borrower or to inspect the property (including the books and

                                      28                        Credit Agreement
                                                                ----------------
records) of Borrower; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this agreement or any other instrument or document furnished pursuant hereto; and (f) shall incur no liability under or in respect of this agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy) believed by it to be genuine and signed or sent by the proper party or parties.

      11.3 Agent and Affiliates.  With respect to Borrowings made by it, and the
           --------------------
one or more Notes issued to it, Agent shall have the same rights and powers under this agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Agent in its individual capacity. Agent and the Affiliates of Agent may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, Borrower, any of its Affiliates and any Person who may do business with or own securities of Borrower or any of its Affiliates, all as if Agent was not Agent and without any duty to account therefor to Lenders.

      11.4 Credit Decision.  Each Lender acknowledges that it has, independently
           ---------------
and without reliance upon Agent or any other Lender, and based on the financial statements referred to in Sections 6.6 and 7.1 of this agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter this agreement. Each Lender also acknowledges that it will, independently and without reliance upon Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, make its own credit decisions in taking or not taking action under this agreement.

      11.5 Indemnification.  Lenders shall indemnify Agent (to the extent not
           ---------------
reimbursed by Borrower), ratably according to their respective Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this agreement or any action taken or omitted by Agent under this agreement (including any of same which may result from the negligence, but not gross negligence, of Agent). However, no Lender shall be liable for any portion of those liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice in respect of rights or responsibilities under, this agreement, to the extent that Agent is not reimbursed for such expenses by Borrower.

      11.6 Successor Agent.  Agent may resign at any time by giving written
           ---------------
notice thereof to Lenders and Borrower and may be removed at any time with or without cause by 100% of Lenders. Upon any such resignation or removal, 100% of Lenders shall have the right to appoint a successor Agent in the capacity of Agent. If no successor Agent shall have been so appointed by 100% of Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a commercial bank or savings bank organized under the laws of the United States of America or of any state thereof which has a combined capital and surplus of at least $200,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from any further duties, and obligations under this agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this agreement. The appointment of a successor Agent shall not release the retiring Agent from any liability it may have for any actions taken or omitted to be taken by it while it was Agent under this agreement.

                                      29                       Credit Agreement
                                                               ----------------

SECTION 12  MISCELLANEOUS.
----------  -------------

      12.1 Nonbusiness Days.  Any action that is due under any Loan Document on
           ----------------
a non-Business Day may be delayed until the next Business Day. However, interest accrues on any payment until it is made.

      12.2 Communications.  Unless otherwise stated, a communication under any
           --------------
Loan Document to a party to this agreement must be written to be effective and is deemed given:

      .    For Borrowing Requests, only when actually received by Agent.

      . Otherwise, if by fax, when transmitted to the appropriate fax number (but, without affecting the date deemed given, the fax must be promptly confirmed by telephone).

      . Otherwise, if by mail, on the third Business Day after enclosed in a properly addressed, stamped, and sealed envelope deposited in the appropriate official postal service.

      .    Otherwise, when actually delivered.

Until changed by written notice to each other party to this agreement, the address and fax number are stated for (a) Borrower and Agent, beside their names on the signature pages below, and (b) each Lender, beside its name on Schedule 2.

      12.3 Form and Number of Documents.  The form, substance, and number of
           ----------------------------
counterparts of each writing to be furnished under the Loan Documents must be satisfactory to Agent and its counsel.

      12.4 Exceptions to Covenants.  An exception to any Loan Document covenant
           -----------------------
does not permit violation of any other Loan Document covenant.

      12.5 Survival.  All Loan Document provisions survive all closings and are
           --------
not affected by any investigation made by any party.

      12.6 Governing Law.  Unless otherwise stated, each Loan Document must be
           -------------
construed and its performance enforced under the Laws of the State of Texas and the United States of America.

      12.7 Invalid Provisions.  If any provision of a Loan Document is
           ------------------
judicially determined to be unenforceable, all other provisions of it remain enforceable. If the provision determined to be unenforceable is a material part of that Loan Document, then, to the extent lawful, it shall be replaced by a judicially-construed provision that is enforceable but otherwise as similar in substance and content to the original provision as the context of it reasonably allows.

      12.8 Conflicts Between Loan Documents.  The provisions of this agreement
           --------------------------------
control if in conflict (i.e., the provisions contradict each other as opposed to a Loan Document containing additional provisions not in conflict) with the provisions of any other Loan Document.

      12.9 Discharge and Certain Reinstatement.  Borrower's obligations under
           -----------------------------------
the Loan Documents remain in full force and effect until no Lender has any commitment to extend credit under the Loan Documents and the Obligation is fully paid (except for provisions under the Loan Documents which by their terms expressly survive payment of the Obligation and termination of the Loan Documents). If any payment under any Loan Document is ever rescinded or must be restored or returned for any reason, then all Rights and obligations under the Loan Documents in respect of that payment are automatically reinstated as though the payment had not been made when due.

                                      30                       Credit Agreement
                                                               ----------------

      12.10 Amendments, Consents, Conflicts, and Waivers.  An amendment of --
            --------------------------------------------
or an approval, consent, or waiver by Agent or by one or more Lenders under -- any Loan Document must be in writing and must be:

            (a) Borrower, Agent, and All Lenders.  Executed by Borrower and
                --------------------------------
      Agent and executed or approved in writing by all Lenders if action of all Lenders is specifically provided in any Loan Document or if it purports to
      (i) except as otherwise stated in this Section 12.10, extend the due date or decrease the scheduled amount of any payment under -- or reduce the rate or amount of interest, fees, or other amounts payable to Agent or any Lender under -- any Loan Document, (ii) change the definition of Borrowing Base (or any component of it), Commitment Percentage, Determining Lenders, Maturity Date, Termination Percentage, or Stated-Termination Date, or
      (iii) partially or fully release any Guaranty or any Collateral except releases of Collateral contemplated in this agreement.

            (b) Borrower, Agent, and Determining Lenders.  Otherwise (i) for
                ----------------------------------------
      this agreement, executed by Borrower, Agent, and Determining Lenders, or
      (ii) for other Loan Documents, approved in writing by Determining Lenders and executed by Borrower, Agent, and any other party to that Loan Document.

No course of dealing or any failure or delay by Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of Agent or any Lender under the Loan Documents operates as a waiver of that Right. An approval, consent, or waiver is only effective for the specific instance and purpose for which it is given. The Loan Documents may only be supplemented by agreements, documents, and instruments delivered according to their respective express terms.

      12.11 Multiple Counterparts.  Any Loan Document may be executed in any
            ---------------------
number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. This agreement is effective when counterparts of it have been executed and delivered to Agent by each Lender, Agent, and Borrower, or, in the case only of those Lenders, when Agent has received faxed or other evidence satisfactory to it that each Lender has executed and is delivering to Agent a counterpart of it.

      12.12 Parties.  This agreement binds and inures to Borrower, each Lender,
            -------
Agent, and their respective successors and permitted assigns. Only those Persons may rely upon or raise any defense about this agreement.

            (a) Assignment by Companies.  No Company may assign any Rights or
                -----------------------
      obligations under any Loan Document without first obtaining the written consent of Agent and all Lenders.

            (b) Assignment by Lender.  Any Lender may assign, pledge, and
                --------------------
      otherwise transfer all or any of its Rights and obligations under the Loan Documents either (i) to a Federal Reserve Bank without the consent of any party to this agreement so long as that Lender is not released from its obligations under the Loan Documents, or (ii) otherwise in the ordinary course of its lending business and in accordance with all Laws, and with
      Section 12.13 or 12.14 so long as (A) except for assignments, pledges, and other transfers by a Lender to its Affiliates, the written consent of Borrower and Agent, which may not be unreasonably withheld, must be first obtained, (B) the assignment or transfer (other than a pledge) does not involve a purchase price that directly or indirectly reflects a discount from face value unless that Lender first offered that assignment or transfer to the other Lenders on ratable basis according to their Commitment Percentages, (C) neither Borrower nor Agent are required to incur any cost or expense incident to any assignment, pledge, or other transfer by any Lender, all of which are for the account of the assigning, pledging, or transferring Lender and its assignee, pledgee, or transferee as they may agree, and (D) if the Participant or Purchaser is organized under the Laws of any jurisdiction other than the United States of America or any of its states, it complies with Section 3.14.

                                      31                       Credit Agreement
                                                               ----------------

            (c) Otherwise Void.  Any purported assignment, pledge, or other
                --------------
      transfer in violation of this section is void from beginning and not effective.

      12.13 Participations.  Subject to Section 12.12(b) and this section and
            --------------
only if no Default exists, a Lender may at any time sell to one or more Persons (each a "Participant") participating interests in its Commitment and its share of the Obligation.

            (a) Additional Conditions.  For each participation (i) the selling
                ---------------------
      Lender must remain --and the Participant may not become -- a "Lender" under this agreement, (ii) the selling Lender's obligations under the Loan Documents must remain unchanged, (iii) the selling Lender must remain solely responsible for the performance of those obligations, (iv) the selling Lender must remain the holder of its one or more Notes and its share of the Obligation for all purposes under the Loan Documents, and (v) Borrower and Agent may continue to deal solely and directly with the selling Lender in connection with those Rights and obligations.

            (b) Participant Rights.  The selling Lender may obtain for each of
                ------------------
      its Participants the benefits of the Loan Documents related to participations in its share of the Obligation, but Borrower is never obligated to pay any greater amount that would be due to the selling Lender under the Loan Documents calculated as though no participation had been made. Otherwise, Participants have no Rights under the Loan Documents except certain permitted voting Rights described below.

            (c) Participation Agreements.  An agreement for a participating
                ------------------------
      interest (i) may only provide to a Participant voting Rights in respect of any amendment of or approval, consent, or waiver under any Loan Document related to the matters in Section 12.10(b) if it also provides for a voting mechanism that a majority of that selling Lender's Commitment Percentage or Termination Percentage, as the case may be (whether directly held by that selling Lender or participated) controls the vote for that selling Lender, and (ii) may not permit a Participant to assign, pledge, or otherwise transfer its participating interest in the Obligation to any Person except any Lender or its Affiliates.

      12.14 Transfers.  Subject to Section 12.12(b) and this section and only if
            ---------
no Default exists, a Lender may at any time sell to one or more financial institutions (each a "Purchaser") all or part of its Rights and obligations under the Loan Documents.

            (a) Additional Conditions.  The sale (i) must be accomplished by the
                ---------------------
      selling Lender and Purchaser executing and delivering to Agent and Borrower an Assignment and (ii) may not occur until the selling Lender pays to Agent an administrative-transfer fee of $2,500 (unless waived by Agent).

            (b) Procedures.  Upon satisfaction of the foregoing conditions and
                ----------
      as of the Effective Date in the assignment and assumption agreement, which may not be before delivery of that document to Agent and Borrower, then
      (i) a Purchaser is for all purposes a Lender party to -- with all the Rights and obligations of a Lender under -- this agreement, with a Commitment as stated in the assumption agreement, (ii) the selling Lender is released from its obligations under the Loan Documents to a corresponding extent, (iii) Schedule 2 is automatically deemed to reflect the name, address, and Commitment of the Purchaser and the reduced Commitment of the selling Lender, and Agent shall deliver to Borrower and Lenders an amended Schedule 2 reflecting those changes, (iv) Borrower shall execute and deliver to each of the selling Lender and the Purchaser a Note, each based upon their respective Commitments following the transfer, (v) upon delivery of the one or more Notes under clause (iv) above, the selling Lender shall return to the appropriate Company all Notes previously delivered to it under this agreement, and (vi) the Purchaser is subject to all the provisions in the Loan Documents, the same as if it were a Lender that executed this agreement on its original date.

                                      32                       Credit Agreement
                                                               ----------------

      12.15 Jurisdiction; Venue; Service of Process; and Jury Trial.  EACH
            -------------------------------------------------------
PARTY, IN EACH CASE FOR ITSELF, ITS SUCCESSORS AND ASSIGNS (AND IN THE CASE OF BORROWER, FOR EACH OF ITS SUBSIDIARIES), (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN TEXAS, AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BY SERVICE OF PROCESS AS PROVIDED BY TEXAS LAW, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BROUGHT IN ANY SUCH COURT,
(C) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) AGREES TO DESIGNATE AND MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN DALLAS, TEXAS, IN CONNECTION WITH ANY SUCH LITIGATION AND TO DELIVER TO AGENT EVIDENCE THEREOF, IF REQUESTED, (E) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, AT ITS ADDRESS SET FORTH HEREIN, (F) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE OBLIGATION SHALL BE BROUGHT IN ONE OF THE AFOREMENTIONED COURTS, AND (G) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY. The scope of each of the foregoing waivers is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrower (for itself and on behalf of each of its Subsidiaries) and each other party to this agreement acknowledge that this waiver is a material inducement to the agreement of each party hereto to enter into a business relationship, that each has already relied on this waiver in entering into this agreement, and each will continue to rely on each of such waivers in related future dealings. Borrower (for itself and on behalf of each of its Subsidiaries) and each other party to this agreement warrant and represent that they have reviewed these waivers with their legal counsel, and that they knowingly and voluntarily agree to each such waiver following consultation with legal Counsel. THE WAIVERS IN THIS SECTION 12.15 ARE IRREVOCABLE, MEANING THAT THEY MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THESE WAIVERS SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS, AND REPLACEMENTS TO OR OF THIS OR ANY OTHER LOAN DOCUMENT. In the event of Litigation, this agreement may be filed as a written consent to a trial by the court.

      12.16 Limitation of Liability.  Neither Agent nor any Lender shall be
            -----------------------
liable to any Company for any amounts representing indirect, special, or consequential damages suffered by any Company, except where such amounts are based substantially on willful misconduct by Agent or any Lender, but then only to the extent any damages resulting from such wilful misconduct are covered by Agent's and the other Lenders' fidelity bond or other insurance.

      12.17 Entire Agreement.  The Loan Documents represent the final agreement
            ----------------
between the parties with respect to the subject matter thereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.


                     Remainder of page intentionally blank.
                            Signature page follows.

                                      33                       Credit Agreement
                                                               ----------------

     EXECUTED as of the date first stated in this agreement.


(address)                                                          MATRIX CAPITAL CORPORATION, as
                                                                   Borrower
Matrix Capital Corporation
1380 Lawrence Street, Suite 1410
Denver, CO 80204                                                   By  /s/ Guy A. Gibson
Attn:  Guy A. Gibson, Chief Executive Officer                          --------------------------------------------
and President                                                              Guy A. Gibson, Chief Executive Officer
Tel (303) 595-9898                                                         and President
Fax (303) 595-9906


(address)                                                          U.S. BANK NATIONAL ASSOCIATION, as      06/30/99
                                                                   successor Agent
U.S. Bank National Association, Agent
950 17th Street, Suite 300
Denver, CO 80202                                                   By  /s/ Andrea C. Koeneke
Attn:  Andrea C. Koeneke, Vice President                               --------------------------------------------
Tel (303) 585-4234                                                         Andrea C. Koeneke, Vice President
Fax (303) 585-6273

                      Signature Page to Credit Agreement

                                                                         6/30/99
                            THIRD AMENDED SCHEDULE 2
                            ------------------------

                            LENDERS AND COMMITMENTS
                            -----------------------

Name of Lender                      Term Loan       Revolving        Combined
                                   Commitment        Facility       Commitment
                                                    Commitment
===============================================================================
U.S. Bank National Association     $ 5,000,000      $ 5,000,000     $10,000,000
950 17th Street, Suite 300
Denver, CO 80202
Attn:  Andrea C. Koeneke
   Vice President
Tel (303) 585-4234
Fax (303) 585-6273
-------------------------------------------------------------------------------
Bank One, Texas, N.A.              $ 2,500,000      $ 2,500,000     $ 5,000,000
1717 Main Street, 4th Floor
Dallas, TX 75201
Attn:  Carol L. Whitley
   Vice President
Tel (214) 290-2495
Fax (214) 290-2054
-------------------------------------------------------------------------------
Residential Funding Corporation    $ 2,500,000      $ 2,500,000     $ 5,000,000
1646 North California Boulevard
Suite 400
Walnut Creek, CA  94596
Attn:   Mitchell Nomura
     Director
Tel (925) 935-0614
Fax (925) 935-6424
===============================================================================
Total Commitments                  $10,000,000      $10,000,000     $20,000,000
===============================================================================

                                                        Third Amended Schedule 2
                                                        ------------------------

                                   SCHEDULE 5
                                   ----------

                               CLOSING CONDITIONS
                               ------------------

          Unless otherwise specified, all dated as of March 12, 1997
               (the "Closing Date") or a date (a "Current Date")
                    within 30 days before the Closing Date.


     1. CREDIT AGREEMENT (the "Credit Agreement") between MATRIX CAPITAL CORPORATION, a Colorado corporation ("Borrower"), certain lenders ("Lenders"), and BANK ONE, TEXAS, N.A., as Agent for Lenders ("Agent")-- all the terms in which have the same meanings when used in this schedule -- accompanied by:

                Schedule 2       -     Lenders and Commitments
                Schedule 5       -     Closing Conditions
                Schedule 6.2     -     Companies
                Schedule 6.7     -     Existing Debt
                Schedule 6.9     -     Litigation and Judgments
                Schedule 6.10    -     Affiliate Transactions
                Schedule 6.13    -     Existing Liens

                Exhibit A-1      -     Term Note
                Exhibit A-2      -     Revolving Note
                Exhibit B        -     Guaranty
                Exhibit C        -     Pledge Agreement
                Exhibit D-1      -     Borrowing Request
                Exhibit D-2      -     Compliance Certificate
                Exhibit E        -     Opinion of Counsel
                Exhibit F        -     Assignment and Assumption Agreement

     2. TERM NOTE in the stated principal amount of $2,000,000, executed by Borrower, payable to the order of Bank One, Texas, N.A., as the sole initial Lender, and in substantially the form of Exhibit A-1 to the Credit Agreement.

     3. REVOLVING NOTE in the stated principal amount of $6,000,000, executed by Borrower, payable to the order of Bank One, Texas, N.A., as the sole initial Lender, and in substantially the form of Exhibit A-2 to the Credit Agreement.

     4. GUARANTY executed by all of Borrower's Subsidiaries named below as Guarantors ("Guarantors"), accepted by Agent, and in substantially the form of Exhibit B to the Credit Agreement.

                     Matrix Financial Services Corporation
                           Matrix Funding Corporation
                          United Capital Markets, Inc.
                             United Financial, Inc.
                         United Special Services, Inc.
                        Vintage Delaware Holdings, Inc.
                     Vintage Financial Services Corporation
               (now named First Matrix Investment Services Corp.)
                            The Vintage Group, Inc.

H&B [5.]GUARANTY re-executed by First Matrix Investment Services Corp., as
        Guarantor, accepted by Agent, and in substantially the form of Exhibit B to the Credit Agreement.

     6. PLEDGE AGREEMENT executed by Borrower as Debtor and Agent as Secured Party, and in substantially the form of Exhibit C to the Credit Agreement.

                                                                      Schedule 5
                                                                      ----------

J&G [7.] STOCK CERTIFICATE(S) evidencing all of the issued and outstanding common stock of Matrix Capital Bank accompanied by an ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE for each such stock certificate, duly executed in blank by Borrower, and in substantially the form of Annex A to the Pledge Agreement referred to above.

     8. UCC SEARCH REPORTS for financing statements filed against Borrower as Debtor with the following UCC filing offices:

Jurisdiction         Search     File Number      File             Description
                      Date                       Date
--------------------------------------------------------------------------------
Sec. of State CO    02/11/97     952051252      07/10/95     Accounts, fixtures,
                                 (Bank One,                  equipment, contract
                                 Arizona, N.A.)              rights, inventory,
                                                             proceeds, products,
                                                             etc.
--------------------------------------------------------------------------------
Sec. of State TX    02/26/97     None           None         None
--------------------------------------------------------------------------------

     9. TERMINATIONS OR AMENDMENTS OF FINANCING STATEMENTS reflected in the UCC Search Reports described above that, in the judgment of Agent and its special counsel, conflict with the priority of the Lender Liens contemplated by the Loan Documents, each executed by the appropriate secured party and (if necessary) debtor, and in form acceptable to Agent for filing with the applicable UCC filing offices:

                                      NONE

     10. CORPORATE CHARTER for Borrower, certified as of January 17, 1997 by the Colorado Secretary of State.

Kloos[11.]OFFICERS' CERTIFICATE for Borrower, executed by its President and Secretary as to (a) the due incumbency of its officers authorized to execute or attest to the Loan Documents, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Loan Documents, (c) its corporate charter, (d) bylaws, to which must be attached

               Exhibit A - Resolutions
               Exhibit B - Bylaws
               Exhibit C - Charter

     12. CORPORATE CHARTER for Matrix Capital Bank, certified as of March 7, 1997, by the Office of Thrift Supervision.

     13. CORPORATE CHARTER for Matrix Financial Services Corporation, certified as of January 24, 1997, by the Arizona Secretary of State.

Kloos[14.]OFFICERS' CERTIFICATE for Matrix Financial Services Corporation, executed by its President and Secretary as to (a) the due incumbency of its officers authorized to execute or attest to the Loan Documents,
          (b) resolutions duly adopted by its directors approving and authorizing the execution of the Loan Documents, (c) its corporate charter, (d) bylaws, to which must be attached

               Exhibit A - Resolutions
               Exhibit B - Bylaws
               Exhibit C - Charter

                                                                      Schedule 5
                                                                      ----------

H&B   [15.]  CORPORATE CHARTER for Matrix Funding Corporation, certified as of a
             Current Date by the Colorado Secretary of State.

Kloos [16.]  OFFICERS' CERTIFICATE for Matrix Funding Corporation, executed by its President and Secretary as to (a) the due incumbency of its officers authorized to execute or attest to the Loan Documents, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Loan Documents, (c) its corporate charter, (d) bylaws, to which must be attached

                 Exhibit A - Resolutions
                 Exhibit B - Bylaws
                 Exhibit C - Charter

       17. CORPORATE CHARTER for Sterling Trust Company, certified as of February 26, 1997, by the Texas Secretary of State.

       18. CORPORATE CHARTER for United Capital Markets, Inc., certified as of February 21, 1997, by the Colorado Secretary of State.

Kloos [19.]  OFFICERS' CERTIFICATE for United Capital Markets, Inc., executed by its President and Secretary as to (a) the due incumbency of its officers authorized to execute or attest to the Loan Documents, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Loan Documents, (c) its corporate charter, (d) bylaws, to which must be attached

                 Exhibit A - Resolutions
                 Exhibit B - Bylaws
                 Exhibit C - Charter

       20. CORPORATE CHARTER for United Financial, Inc., certified as of February 21, 1997, by the Colorado Secretary of State.

Kloos [21.]  OFFICERS' CERTIFICATE for United Financial, Inc., executed by its
             President and Secretary of Borrower as to (a) the due incumbency of its officers authorized to execute or attest to the Loan Documents,
             (b) resolutions duly adopted by its directors approving and authorizing the execution of the Loan Documents, (c) its corporate charter, (d) bylaws, to which must be attached

                 Exhibit A - Resolutions
                 Exhibit B - Bylaws
                 Exhibit C - Charter

       22. CORPORATE CHARTER for United Special Services, Inc., certified as of February 21, 1997, by the Colorado Secretary of State.

Kloos [23.]  OFFICERS' CERTIFICATE for United Special Services, Inc., executed by its President and Secretary of Borrower as to (a) the due incumbency of its officers authorized to execute or attest to the Loan Documents, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Loan Documents, (c) its corporate charter, (d) bylaws, to which must be attached

                 Exhibit A - Resolutions
                 Exhibit B - Bylaws
                 Exhibit C - Charter

       24. CORPORATE CHARTER for Vintage Delaware Holdings, Inc., certified as of February 28, 1997, by the Delaware Secretary of State.


                                       3                              Schedule 5
                                                                      ----------

Kloos [25.]  OFFICERS' CERTIFICATE for Vintage Delaware Holdings, Inc.,
             executed by its President and Secretary of Borrower as to (a) the due incumbency of its officers authorized to execute or attest to the Loan Documents, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Loan Documents, (c) its corporate charter, (d) bylaws, to which must be attached

                 Exhibit A - Resolutions
                 Exhibit B - Bylaws
                 Exhibit C - Charter

       26. CORPORATE CHARTER for First Matrix Investment Services Corp., certified as of February 28, 1997, by the Texas Secretary of State.

Kloos [27.]  OFFICERS' CERTIFICATE for First Matrix Investment Services Corp.,
             executed by its President and Secretary of Borrower as to (a) the due incumbency of its officers authorized to execute or attest to the Loan Documents, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Loan Documents, (c) its corporate charter, (d) bylaws, to which must be attached

                 Exhibit A - Resolutions
                 Exhibit B - Bylaws
                 Exhibit C - Charter

       28. CORPORATE CHARTER for The Vintage Group, Inc., certified as of February 28, 1997, by the Texas Secretary of State.

Kloos [29.]  OFFICERS' CERTIFICATE for The Vintage Group, Inc., executed by its
             President and Secretary of Borrower as to (a) the due incumbency of its officers authorized to execute or attest to the Loan Documents,
             (b) resolutions duly adopted by its directors approving and authorizing the execution of the Loan Documents, (c) its corporate charter, (d) bylaws, to which must be attached

                 Exhibit A - Resolutions
                 Exhibit B - Bylaws
                 Exhibit C - Charter

H&B   [30.]  CERTIFICATES OF QUALIFICATION, GOOD STANDING, AND AUTHORITY for the
             following Companies, issued as of Current Dates by the appropriate
             Tribunals for the following jurisdictions:

Company                   Jurisdiction            Certificate                              Date
--------------------------------------------------------------------------------------------------
Matrix Capital            Colorado        Existence/ Good Standing                        01/17/97
Corporation
--------------------------------------------------------------------------------------------------
Matrix Capital Bank       OTS             Existence/Good Standing                         03/03/97
--------------------------------------------------------------------------------------------------
Matrix Financial          Arizona         Good Standing                                   01/24/97
Services Corporation
--------------------------------------------------------------------------------------------------
                          California      Certificate of Foreign Status                   01/24/97
--------------------------------------------------------------------------------------------------
                          Colorado        Authorization/Good Standing                     01/17/97
--------------------------------------------------------------------------------------------------
                          Florida         Existence/Good Standing                         01/24/97
--------------------------------------------------------------------------------------------------
                          Georgia         Existence                                       01/24/97
--------------------------------------------------------------------------------------------------

                                                                      Schedule 5
                                                                      ----------
                                       4

==================================================================================================
Company                    Jurisdiction            Certificate                     Date
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                          Iowa            Authorization                                   01/27/97
--------------------------------------------------------------------------------------------------
                          Michigan        Existence/Good Standing                         01/24/97
--------------------------------------------------------------------------------------------------
                          Missouri        Existence/Good Standing                         01/24/97
--------------------------------------------------------------------------------------------------
                          North Carolina  Authorization                                   01/24/97
--------------------------------------------------------------------------------------------------
                          Ohio            Qualification                                   01/24/97
                                                                            (Surrendered 07/18/96)
--------------------------------------------------------------------------------------------------
                          Texas           Existence                             Forfeited 08/27/96
--------------------------------------------------------------------------------------------------
                          Utah            Qualification                                   01/30/97
                                                                         (Not Registered in State)
--------------------------------------------------------------------------------------------------
Matrix Funding            Colorado        Existence/Good Standing                          ordered
Corporation
--------------------------------------------------------------------------------------------------
Sterling Trust            Texas           Existence/Good Standing            02/25/97 and 02/28/97
Company
--------------------------------------------------------------------------------------------------
United Capital            Colorado        Existence/Good Standing                         02/21/97
Markets, Inc.
--------------------------------------------------------------------------------------------------
United Financial, Inc.    Colorado        Existence/Good Standing                         02/21/97
--------------------------------------------------------------------------------------------------
United Special            Colorado        Existence/Good Standing                         02/21/97
Services, Inc.
--------------------------------------------------------------------------------------------------
Vintage Delaware          Delaware        Existence/Good Standing                         02/28/97
Holdings, Inc.
--------------------------------------------------------------------------------------------------
First Matrix              Texas           Existence/Good Standing                         02/28/97
Investment Services
Corp.
--------------------------------------------------------------------------------------------------
The Vintage Group,        Texas           Existence/Good Standing                         02/28/97
Inc.
--------------------------------------------------------------------------------------------------

     31. OPINION of Jenkens & Gilchrist, P.C., Dallas, Texas, as counsel to Borrower and Guarantors, addressed to Lender, and addressing the matters described on Exhibit E to the Credit Agreement.

     32. Any other documents and items as Agent or any Lender may reasonably request.

                                                                      Schedule 5
                                                                      ----------

                                  SCHEDULE 6.2
                                  ------------

===================================================================================================================================
                                                             COMPANIES
===================================================================================================================================
===================================================================================================================================
Name                         Jurisdiction     Jurisdictions        Trade Names Used   Still Using    Chief            Ownership
                             Organized        Qualified to         in Last Four       Trade          Executive
                                              Business             Months             Name(s)? Y/N   Office
-----------------------------------------------------------------------------------------------------------------------------------
Matrix Capital Corporation   Colorado         None                 None               NA             1380 Lawrence    Publicly
("Borrower")                                                                                         Street           Traded
                                                                                                     Suite 1410
                                                                                                     Denver, CO
                                                                                                     80204
-----------------------------------------------------------------------------------------------------------------------------------
Matrix Capital Bank          Federal          None                 None               N              277 E. Amador    100% -
                             Savings Bank                                                            Las Cruces, NM   Borrower
                                                                                                     88004
-----------------------------------------------------------------------------------------------------------------------------------
Matrix Financial Services    Arizona          California,          Matrix Capital     Y              201 West         100% -
Corporation ("Matrix                          Colorado, Florida,   Mortgage Corp                     Coolidge St.     Borrower
Financial")                                   Georgia, Maryland,                                     Phoenix, AZ
                                              Michigan,                                              85013
                                              Missouri, North
                                              Carolina, Ohio,
                                              Pennsylvania,
                                              Texas, and Utah
-----------------------------------------------------------------------------------------------------------------------------------
Matrix Funding Corp.         Colorado         None                 None               NA             201 West         100% - Matrix
                                                                                                     Coolidge St.     Financial
                                                                                                     Phoenix, AZ
                                                                                                     85013
-----------------------------------------------------------------------------------------------------------------------------------
Sterling Trust Company       Texas            None                 None               NA             7901 Fish Pond   100% -
                                                                                                     Rd.              Vintage
                                                                                                     Waco, TX 76702   Delaware
-----------------------------------------------------------------------------------------------------------------------------------
United Capital Markets,      Colorado         Missouri             None                              1380 Lawrence    100% -
Inc.                                                                                                 Street           Borrower
                                                                                                     Suite 1420
                                                                                                     Denver, CO
                                                                                                     80204
-----------------------------------------------------------------------------------------------------------------------------------
United Financial, Inc.       Colorado         None                 None               NA             1380 Lawrence    100% -
                                                                                                     Street           Borrower
                                                                                                     Suite 1420
                                                                                                     Denver, CO
                                                                                                     80204
-----------------------------------------------------------------------------------------------------------------------------------
United Special Services,     Colorado         None                 None               NA             1380 Lawrence    100% -
Inc.                                                                                                 Street           Borrower
                                                                                                     Suite 1450
                                                                                                     Denver, CO
                                                                                                     80204
-----------------------------------------------------------------------------------------------------------------------------------
Vintage Delaware Holdings,   Delaware         None                 None               NA             7901 Fish Pond   100% -
Inc.                                                                                                 Rd.              Vintage Group
                                                                                                     Waco, TX 76702
===================================================================================================================================

                                                                    Schedule 6.2
                                                                    ------------

====================================================================================================================================
                                                             COMPANIES
====================================================================================================================================
====================================================================================================================================
Name                         Jurisdiction     Jurisdictions        Trade Names Used   Still Using    Chief            Ownership
                             Organized        Qualified to         in Last Four       Trade          Executive
                                              Business             Months             Name(s)? Y/N   Office
-----------------------------------------------------------------------------------------------------------------------------------
First Matrix Investment      Texas            None                 Vintage            NA             6001 W. I20      100% -
 Services Corp.                                                    Financial                         Suite 208        Vintage Group
                                                                   Services                          Arlington, TX
                                                                   Corporation                       76017
-----------------------------------------------------------------------------------------------------------------------------------
The Vintage Group, Inc.      Texas            None                 None               NA             7901 Fish Pond   100% -
                                                                                                     Rd.              Borrower
                                                                                                     Waco, TX 76702
====================================================================================================================================

                                       2                            Schedule 6.2
                                                                    ------------

                                 SCHEDULE 6.7
                                 ------------

                                 EXISTING DEBT
                                 -------------


1. Balance @ 2/28/97 - $2,002,778 - Debt owed to Banker's Bank of the West due in annual principal installments of $286,101, plus interest through 2003, collateralized by common stock of Matrix Capital Bank, interest at prime plus 1.0%. (the "Refinanced Debt").

2. Balance @ 2/28/97 - $2,910,000 - Senior subordinated notes, interest at 14.0% payable semiannually, unsecured and maturing July 2002, with mandatory redemptions of $727,500 on each of July, 1999, 2000, and 2001.

3. Balance @ 2/28/97 - $930,538 - Debt owed to Bank One, Arizona, secured by a first lien deed of trust on real estate, unpaid principal balance plus interest due June 1998, interest at prime plus 1.0%.

4. Balance @ 2/28/97 - $520,866 - Debt owed to Cortrust Bank due in 28 consecutive installments, secured by mortgage servicing rights, interest ranging from prime plus 2.5% to fixed at 10.0%.

5. Guaranty by Borrower of Debt arising under the Amended and Restated Loan Agreement dated as of January 31, 1997, between Matrix Financial Services Corporation, certain lenders, and Bank One, Texas, N.A., as Agent for those lenders, providing for a secured revolving credit facility of up to $100,000,000.

                                                                    Schedule 6.7
                                                                    ------------

                                 SCHEDULE 6.9
                                 ------------

                           LITIGATION AND JUDGMENTS
                           ------------------------


1. Matrix Financial is a defendant in two lawsuits, Limper v. Matrix Financial Services Corporation (Court of Common Pleas, Ottawa County, Ohio, January 29, 1996), and Mogavero v. Matrix Financial Services Corporation (United States District Court for the District of Massachusetts, June 17, 1996), which purport to cover a nationwide class of plaintiffs and involve similar facts and legal claims. In both cases, the plaintiffs allege that Matrix Financial breached the terms of plaintiffs' promissory notes and mortgages by imposing certain fax and payoff statement fees at the time the plaintiffs prepaid their loans. The plaintiffs claim that such fees constitute unauthorized charges in violation of the terms of the notes, and demand restitution and attorneys' fees. In addition, the plaintiffs in the Mogavero action seek treble damages for Matrix Financial's alleged violation of 18 U.S.C. (S) 1964.

     Matrix Financial has entered into an agreement, which is subject to court approval, to settle the Limper action and the Mogavero action. The settlement agreement provides for the administration of the settlement of both actions in the Limper action and the dismissal of the Mogavero action. Accordingly, a settlement order of dismissal was entered in the Mogavero action on November 13, 1996.

     The Court in the Limper action granted preliminary approval of the settlement in January 1997. Accordingly, as provided by the settlement agreement, Matrix established a settlement fund of $640,000. The costs of notice and class administration, attorneys' fees, and recovery to class members are all to come from the settlement fund. Notice to class members was mailed in January 1997, and published in February 1997. The final approval hearing for the settlement is scheduled for April 10, 1997.

2. The Companies are involved from time to time in routine Litigation incidental to their businesses. However, other than described above, the Companies believe that they are not party to any pending Litigation that, if decided adversely to any of them, would be a Material-Adverse Event.


                                                                    SCHEDULE 6.9
                                                                    ------------

                                 SCHEDULE 6.10
                                 -------------

                             AFFILIATE TRANSACTIONS
                             ----------------------


1. In October, 1995, Borrower loaned Matrix Diversified, an affiliate of Borrower, $750,000. The loan accrues at an interest rate of 13% and is secured by a second lien on the assets of Matrix Diversified. Principal and interest is due and payable in one lump sum on October 31, 2000.

2. Borrower leases approximately 7,400 square feet of office space to a subsidiary of Matrix Diversified at a base rental rate of approximately $8,500 per month. The lease expires September 1997, but Borrower anticipates that the lease will be renewed for successive one-year terms at a market rate.

3. Borrower has a loan to Mr. Spencer, Vice Chairman of its Board, in the amount of approximately $80,000. The loan accrues at an interest rate of prime and is unsecured. The entire principal and interest is due in one lump sum and is payable December 31, 1997. Borrower, at its option, may extend the note in annual increments.


                                                                   SCHEDULE 6.10
                                                                   -------------

                                 SCHEDULE 6.13
                                 -------------

                                EXISTING LIENS
                                --------------


1. Pledge of the Capital Stock of Matrix Capital Bank to secure the Refinanced Debt, which pledge will be released upon payment of the Refinanced Debt pursuant to the Credit Agreement.

2. Mortgage Lien upon the commercial office building at 201 W. Coolidge, Suite 100, Phoenix, Arizona 85013, and related Financing Statement No. 952051252 filed on July 10, 1995, with the Colorado Secretary of State in respect of the Debt described as Item 3 on Schedule 6.7.

3. Lien on servicing rights of Matrix Financial Services Corporation securing the Debt described as Item 4 on Schedule 6.7.


                                                                   SCHEDULE 6.13
                                                                   -------------

                                                                        06/30/99
                          SECOND AMENDED EXHIBIT A-1
                          --------------------------

                                   TERM NOTE
                                   ---------

$___________________                                               June 30, 1999


     FOR VALUE RECEIVED, MATRIX BANCORP, INC., a Colorado corporation formerly named Matrix Capital Corporation ("Borrower"), promises to pay to the order of ___________________________________________ ("Lender") $____________, together with interest.

     This note is a "Term Note" under the Credit Agreement (as renewed, extended, amended, or restated, the "Credit Agreement") dated as of March 12, 1997, between Borrower, Lender, certain other Lenders, and U.S. Bank National Association, as Agent for Lenders. All of the defined terms in the Credit Agreement have the same meanings when used, unless otherwise defined, in this note.

     This note incorporates by reference the principal and interest payment terms in the Credit Agreement for this note, including, without limitation, the final maturity, which is the Maturity Date. Principal and interest are payable to the holder of this note through Agent at either (a) its offices at 950 17/th/ Street, Denver, Colorado 80202, or (b) at any other address so designated by Agent in written notice to Borrower.

     This note incorporates by reference all other provisions in the Credit Agreement applicable to this note, such as provisions for disbursements of principal, applicable-interest rates before and after Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrower and other obligors, assurances and security, choice of Texas and United States federal Law, usury savings, and other matters applicable to Loan Documents under the Credit Agreement.

     This note is a renewal, extension, increase of, and substitution for (but not novation of), the existing Term Note dated as of June 29, 1998, executed by Borrower, payable to Payee, and in the stated principal amount of $____________.


                         MATRIX BANCORP, INC., as Borrower


                         By ____________________________________________________
                            Guy A. Gibson, Chief Executive Officer and President


                                                      SECOND AMENDED EXHIBIT A-1
                                                      --------------------------

                                                                        06/30/99
                          SECOND AMENDED EXHIBIT A-2
                          --------------------------

                                REVOLVING NOTE
                                --------------

$___________________                                               June 30, 1999


     FOR VALUE RECEIVED, MATRIX BANCORP, INC., a Colorado corporation formerly named Matrix Capital Corporation ("Borrower"), promises to pay to the order of ___________________________________________ ("Lender") that portion of the principal amount of $___________________________________________ that may from time to time be disbursed and outstanding under this note together with interest.

     This note is a "Revolving Note" under the Credit Agreement (as renewed, extended, amended, or restated, the "Credit Agreement") dated as of March 12, 1997, between Borrower, Lender, certain other Lenders, and U.S. Bank National Association, as Agent for Lenders. All of the defined terms in the Credit Agreement have the same meanings when used, unless otherwise defined, in this note.

     This note incorporates by reference the principal and interest payment terms in the Credit Agreement for this note, including, without limitation, the final maturity, which is the Maturity Date. Principal and interest are payable to the holder of this note through Agent at either (a) its offices at 950 17/th/ Street, Denver, Colorado 80202, or (b) at any other address so designated by Agent in written notice to Borrower.

     This note incorporates by reference all other provisions in the Credit Agreement applicable to this note, such as provisions for disbursements of principal, applicable-interest rates before and after Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrower and other obligors, assurances and security, choice of Texas and United States federal Law, usury savings, and other matters applicable to Loan Documents under the Credit Agreement.

     This note is a renewal, extension, increase of, and substitution for (but not novation of), the existing Revolving Note dated as of June 29, 1998, executed by Borrower, payable to Payee, and in the stated principal amount of $____________.


                         MATRIX BANCORP, INC., as Borrower


                         By ____________________________________________________
                            Guy A. Gibson, Chief Executive Officer and President


                                                      SECOND AMENDED EXHIBIT A-2
                                                      --------------------------

                                   EXHIBIT B
                                   ---------

                                   GUARANTY
                                   --------

                                                                        06/30/99
     THIS GUARANTY is executed as of March 12, 1997, by the undersigned (each a "Guarantor") for the benefit of U.S. BANK NATIONAL ASSOCIATION (as successor to Bank One, Texas, N.A., in its capacity as Agent for the Lenders now or in the future party to the Credit Agreement described below, "Agent").

                                                                        06/30/99
     MATRIX BANCORP, INC., a Colorado corporation formerly named Matrix Capital Corporation ("Borrower"), Agent, and Lenders have executed the Credit Agreement (as renewed, extended, amended, or restated, the "Credit Agreement") dated as of March 12, 1997. The execution and delivery of this guaranty are requirements to Agent's and Lenders' execution of the Credit Agreement, are integral to the transactions contemplated by the Loan Documents, and are conditions precedent to Lenders' obligations to extend credit under the Credit Agreement. The execution and delivery of this guaranty in no way constitute a condition to or inducement to any Lender to extend any other credit to any Guarantor.

     ACCORDINGLY, for adequate and sufficient consideration, each Guarantor agrees with Agent and Lenders as follows:

     1.   Definitions.  Terms defined in the Credit Agreement have the same
          -----------
meanings when used, unless otherwise defined, in this guaranty. As used in this guaranty:

     "Agent" is defined in the preamble to this guaranty and includes its successor appointed under the Loan Documents and acting as Agent for Lenders under the Loan Documents.

     "Borrower" is defined in the recitals to this guaranty and includes, without limitation, Borrower, Borrower as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for Borrower or for all or substantially all of Borrower's assets under any Debtor Law.

     "Credit Agreement" is defined in the recitals to this guaranty.

     "Guaranteed Debt" means the Obligation, as defined in the Credit Agreement, and all present and future costs, attorneys' fees, and expenses incurred by Agent or any Lender to enforce Borrower's, Guarantor's, or any other obligor's payment of any of the Obligation, including, without limitation, all present and future amounts that would become due but for the operation of (S)(S) 502 or 506 or any other provision of Title 11 of the United States Code and all present and future accrued and unpaid interest (including, without limitation, all post-petition interest if Borrower voluntarily or involuntarily becomes subject to any Debtor Law).

     "Guarantor" is defined in the preamble to this guaranty.

     "Subordinated Debt" means all present and future obligations of Borrower to any Guarantor, whether those obligations are (a) direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, (b) due or to become due to any Guarantor, (c) held by or are to be held by any Guarantor, (d) created directly or acquired by assignment or otherwise, or (e) evidenced in writing.

     2.   Guaranty.  Any Guarantor jointly and severally guarantees to Agent and
          --------
Lenders the prompt payment of the Guaranteed Debt at (and at all times after) maturity (by acceleration or otherwise). This is an absolute, irrevocable, and continuing guaranty, and the circumstance that at any time or from time to time the Guaranteed Debt may be paid in full does not affect the obligation of any Guarantor with respect to the Guaranteed Debt incurred after that time. This guaranty remains in effect until the Guaranteed Debt is fully

                                                                       Exhibit B
                                                                       ---------
paid and performed and all commitments to extend any credit under the Credit Agreement have terminated. No Guarantor may rescind or revoke its obligations with respect to the Guaranteed Debt.

     3.   Representations and Warranties.  Each Guarantor jointly and severally
          ------------------------------
represents and warrants to Agent that (a) each Guarantor has the power and authority to execute, deliver, and perform this guaranty, which any execution, delivery, and performance does not violate any Law or agreement by which any Guarantor or any of any Guarantor's assets is bound, (b) the value of the consideration received and to be received by each Guarantor is reasonably worth at least as much as that Guarantor's liability under this guaranty, and that liability may reasonably be expected to directly or indirectly benefit that Guarantor, (c) this guaranty constitutes a legal and binding obligation of each Guarantor, enforceable against that Guarantor in accordance with its terms, except as enforceability may be limited by applicable Debtor Laws and general principles of equity, (d) all financial statements and other information about each Guarantor's financial condition and cash flow are true and correct in all material respects and fairly present that Guarantor's financial condition, cash flows, material liabilities, and (e) each Guarantor is Solvent.

     4.   Cumulative Rights.  If any Guarantor becomes liable for any
          -----------------
indebtedness owing by Borrower to Agent or any Lender, other than under this guaranty, that liability may not be in any manner impaired or affected by this guaranty. The Rights of Agent or Lenders under this guaranty are cumulative of any and all other Rights that Agent or Lenders may ever have against each Guarantor. The exercise by Agent or Lenders of any Right under this guaranty or otherwise does not preclude the concurrent or subsequent exercise of any other Right.

     5.   Payment Upon Demand.  If a Default exists, each Guarantor shall (on
          -------------------
demand and without further notice of dishonor and without any notice having been given to any Guarantor previous to that demand of either the acceptance by Agent or Lenders of this guaranty or the creation or incurrence of any Guaranteed
Debt) pay the amount of the Guaranteed Debt then due and payable to Agent and Lenders. It is not necessary for Agent or Lenders, in order to enforce that payment by any Guarantor, first or contempo raneously to institute suit or exhaust remedies against Borrower or others liable on that indebtedness or to enforce Rights against any collateral securing that indebtedness.

     6.   Subordination.  The Subordinated Debt is expressly subordinated to the
          -------------
full and final payment of the Guaranteed Debt. Each Guarantor agrees not to accept any payment of any Subordinated Debt from Borrower if a Default exists. If any Guarantor receives any payment of any Subordinated Debt in violation of the foregoing, that Guarantor shall hold that payment in trust for Agent and Lenders and promptly turn it over to Agent, in the form received (with any necessary endorsements), to be applied to the Guaranteed Debt.

     7.   Subrogation and Contribution.  Until the Guaranteed Debt has been paid
          ----------------------------
and performed in full (a) no Guarantor may assert, enforce, or otherwise exercise any Right of subrogation to any of the Rights or Liens of Agent or Lenders or any other beneficiary against Borrower or any other obligor on the Guaranteed Debt or any collateral or other security or any Right of recourse, reimbursement, subrogation, contribution, indemnification, or similar Right against Borrower or any other obligor on any Guaranteed Debt or any guarantor of it, and (b) each Guarantor irrevocably waives the benefit of, and any Right to participate in, any collateral or other security given to Agent or Lenders or any other beneficiary to secure payment of any Guaranteed Debt.

     8.   No Release.  No Guarantor's obligations under this guaranty may be
          ----------
released, diminished, or affected by the occurrence of any one or more of the following events: (a) any taking or accepting of any other security or assurance for any Guaranteed Debt; (b) any release, surrender, exchange, subordination, impairment, or loss of any collateral securing any Guaranteed Debt; (c) any full or partial release of the liability of any other obligor on the Obligation; (d) the modification of, or waiver of compliance with, any terms of any other Loan Document; (e) the insolvency, bankruptcy, or lack of corporate or partnership power of any party at any time liable for any Guaranteed Debt, whether now existing or occurring in the future; (f) any renewal, extension, or rearrangement of any Guaranteed Debt or any adjustment, indulgence, forbearance, or com-

                                       2                               Exhibit B
                                                                       ---------
promise that may be granted or given by Agent or any Lender to any other obligor on the Obligation; (g) any neglect, delay, omission, failure, or refusal of Agent or any Lender to take or prosecute any action in connection with the Guaranteed Debt; (h) any failure of Agent or any Lender to notify any Guarantor of any renewal, extension, or assignment of any Guaranteed Debt, or the release of any security or of any other action taken or refrained from being taken by Agent or any Lender against Borrower or any new agreement between Agent, any Lender, and Borrower, it being understood that neither Agent nor any Lender is required to give any Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with any Guaranteed Debt, other than any notice required to be given to any Guarantor elsewhere in this guaranty; (i) the unenforceability of any Guaranteed Debt against any party because it exceeds the amount permitted by Law, the act of creating it is ultra vires, the officers creating it exceeded their authority or violated their fiduciary duties in connection with it, or otherwise; or (j) any payment of the Obligation to Agent or Lenders is held to constitute a preference under any Debtor Law or for any other reason Agent or any Lender is required to refund that payment or make payment to someone else (and in each such instance this guaranty will be reinstated in an amount equal to that payment).

     9.   Waivers.  Each Guarantor waives all Rights by which it might be
          -------
entitled to require suit on an accrued Right of action in respect of any Guaranteed Debt or require suit against Borrower or others, whether arising under (S) 34.02 of the Texas Business and Commerce Code, as amended (regarding its Right to require Agent or Lenders to sue Borrower on accrued Right of action following its written notice to Agent or Lenders), (S) 17.001 of the Texas Civil Practice and Remedies Code, as amended (allowing suit against it without suit against Borrower, but precluding entry of judgment against it before entry of judgment against Borrower), Rule 31 of the Texas Rules of Civil Procedure, as amended (requiring Agent or Lenders to join Borrower in any suit against it unless judgment has been previously entered against Borrower), or otherwise.

     10.  Credit Agreement Provisions.  Each Guarantor acknowledges that certain
          ---------------------------
(a) representations and warranties in the Credit Agreement are applicable to it and confirms that each such representation and warranty is true and correct, and
(b) covenants and other provisions in the Credit Agreement are applicable to it or are imposed upon it and agrees to promptly and properly comply with or be bound by each of them.

     11.  Reliance and Duty to Remain Informed.  Each Guarantor confirms that it
          ------------------------------------
has executed and delivered this guaranty after reviewing the terms and conditions of the Loan Documents and such other information as it has deemed appropriate in order to make its own credit analysis and decision to execute and deliver this guaranty. Each Guarantor confirms that it has made its own independent investigation with respect to Borrower's creditworthiness and is not executing and delivering this guaranty in reliance on any representation or warranty by Agent or any Lender as to that creditworthiness. Each Guarantor expressly assumes all responsibilities to remain informed of the financial condition of Borrower and any circumstances affecting Borrower's ability to perform under the Loan Documents to which it is a party or any collateral securing any Guaranteed Debt.

     12.  No Reduction.  The Guaranteed Debt may not be reduced, discharged, or
          ------------
released because or by reason of any existing or future offset, claim, or defense (other than credits toward outstanding amounts in respect of payments under this guaranty and except for the defense of complete and final payment of the Guaranteed Debt) of Borrower or any other party against Agent or Lenders or against payment of the Guaranteed Debt, whether that offset, claim, or defense arises in connection with the Guaranteed Debt or otherwise. Those claims and defenses include, without limitation, failure of consideration, breach of warranty, fraud, bankruptcy, incapacity/infancy, statute of limitations, lender liability, accord and satisfaction, usury, forged signatures, mistake, impossibility, frustration of purpose, and unconscionability.

     13.  Bankruptcy.  If any Guarantor becomes insolvent, fails to pay
          ----------
Guarantor's debts generally as they become due, voluntarily seeks (or consents to or acquiesces in) any benefits of any Debtor Law, or becomes a party to (or is made the subject of) any proceeding under any Debtor Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the Rights of Agent or any Lender under this guaranty, then, in any such event, the Guaranteed Debt is automatically (as between that Guarantor, Agent,

                                                                      Exhibit B
                                                                      ---------
                                       3
and Lenders), a fully matured, due, and payable obligation of that Guarantor to Agent and Lenders (without regard to whether Borrower is then in default under the Credit Agreement or whether any of the Obligation is then due and owing by Borrower), payable in full (i.e., the estimated amount owing in respect of the contingent claim created under this guaranty) by Guarantor to Agent and Lenders upon demand.

     14.  Loan Document.  This guaranty is a Loan Document and is subject to the
          -------------
applicable provisions of Sections 1 and 12 of the Credit Agreement, all of which are incorporated into this guaranty by reference the same as if set forth in this guaranty verbatim.

     15.  Communications.  For purposes of Section 12.2 of the Credit Agreement,
          --------------
each Guarantor's address and telecopy number are set forth on the signature page to this guaranty.

     16.  Amendments, Etc.  No amendment, waiver, or discharge to or under this
          ----------------
guaranty is valid unless it is in writing and is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of Section 12.10 of the Credit Agreement.

     17.  Entirety.  This guaranty represents the final agreement between the
          --------
parties about the subject matter of this guaranty and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

     18.  Agent and Lenders.  Agent is the agent for each Lender under the
          -----------------
Credit Agreement. All Rights granted to Agent under or in connection with this guaranty are for each Lender's ratable benefit. Agent may, without the joinder of any Lender, exercise any Rights in Agent's or Lenders' favor under or in connection with this guaranty. Agent's and each Lender's Rights and obligations vis-a-vis each other may be subject to one or more separate agreements between those parties. However, no Guarantor is required to inquire about any such agreement and is not subject to any terms of it unless that Guarantor specifically joins it. Therefore, neither any Guarantor nor its successors or assigns is entitled to any benefits or provisions of any such separate agreement or is entitled to rely upon or raise as a defense any party's failure or refusal to comply with the provisions of it.

     19.  Parties.  This guaranty benefits Agent, Lenders, and their respective
          -------
successors and assigns and binds each Guarantor and each Guarantor's successors and assigns. Upon appointment of any successor Agent under the Credit Agreement, all of the Rights of Agent under this guaranty automatically vest in that new Agent as successor Agent on behalf of Lenders without any further act, deed, conveyance, or other formality other than that appointment. The Rights of Agent and Lenders under this guaranty may be transferred with any assignment of the Guaranteed Debt. The Credit Agreement contains provisions governing assignments of the Guaranteed Debt and of Rights and obligations under this guaranty.

                    Remainder of page intentionally blank.
                            Signature page follows.

                                       4                        Exhibit B
                                                                ---------

     EXECUTED as of the date first stated in this guaranty.


                                    -----------------------------------
                                    as Guarantor
            (address)
-------------------------------

-------------------------------
                                    By
-------------------------------         -------------------------------
Tel                                     Name:
    ---------------------------                ------------------------
Fax                                     Title:
    ---------------------------                ------------------------

     Agent executes this guaranty in acknowledgment of Paragraph 17 above.


                                    BANK ONE, TEXAS, N.A., as Agent



                                    By
                                        --------------------------------
                                        Mark L. Freeman, Vice President


                          Signature Page to Guaranty            Exhibit B
                                                                ---------

                                   EXHIBIT C
                                   ---------

                               PLEDGE AGREEMENT
                               ----------------


                                                                        06/30/99
     THIS AGREEMENT is entered into as of March 12, 1997, between MATRIX BANCORP, INC., a Colorado corporation formerly named Matrix Capital Corporation ("Debtor"), certain Lenders, and U.S. BANK NATIONAL ASSOCIATION as successor to Bank One, Texas, N.A., as Agent for Lenders (in that capacity, "Secured Party").

      Debtor, Lenders, and Agent have entered into the Credit Agreement (as renewed, extended, amended, or restated, the "Credit Agreement") dated as of March 12, 1997. As a continuing inducement to the Lenders to extend credit to Debtor under the Credit Agreement, and as a condition precedent to that credit, Debtor is executing and delivering this agreement for the benefit of Lenders and Secured Party.

     ACCORDINGLY, for adequate and sufficient consideration, Debtor and Secured Party agree as follows:

SECTION 1.    DEFINITIONS AND REFERENCES.  Unless stated otherwise, (a) terms
---------     --------------------------
defined in the Credit Agreement or the UCC have the same meanings when used in this agreement, and (b) to the extent permitted by Law, if in conflict (i) the definition of a term in the Credit Agreement controls over the definition of that term in the UCC, and (ii) the definition of a term in Article 9 of the UCC controls over the definition of that term elsewhere in the UCC.

     "Collateral" is defined in Section 2.2 of this agreement.

     "Debtor" is defined in the preamble to this agreement and includes, without limitation, Debtor, Debtor as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for Debtor or for substantially all of Debtor's assets under any Debtor Law.

     "Obligor" means any Person obligated with respect to any Collateral (whether as an account debtor, obligor on an instrument, issuer of securities, or otherwise).

     "Pledged Securities" is defined in Section 2.2 of this agreement.

     "Secured Party" is defined in the preamble to this agreement and includes its successor appointed and acting as Agent for Lenders under the Loan Documents.

     "Security Interest" means the security interest granted and the pledge and assignment made under Section 2.1 of this agreement, which is a Lender Lien under the Credit Agreement.

SECTION 2.  SECURITY INTEREST AND COLLATERAL.
---------   --------------------------------

     2.1  Security Interest.  To secure the full payment and performance of the
          -----------------
Obligation, Debtor grants to Secured Party for Lenders a security interest in the Collateral and pledges and assigns the Collateral to the Secured Party, all upon and subject to the terms and conditions of this agreement. The grant of the Security Interest does not subject the Secured Party or any Lender to the terms of any Collateral or in any way transfer, modify, or otherwise affect any of Debtor's obligations with respect to any Collateral or the Lender Liens under the Credit Agreement.

     2.2  Collateral.  As used in this agreement, the term "Collateral" means
          ----------
the present and future items and types of property described below, whether now owned or acquired in the future by Debtor. This description of Collateral does not permit any action prohibited by any Loan Document.

                                                                      Exhibit C
                                                                      ---------
C

          All present and future shares of capital stock or other ownership interest issued by Matrix Capital Bank, a federal savings bank (the "Pledged Securities"), together with all present and future increases, profits, combinations, reclassifications, dividends, and substitutes and replacements for any of the foregoing and all present and future cash and noncash proceeds of any of the foregoing, including, without limitation, all cash, accounts, general intangibles, documents, instruments, chattel paper, goods, and any other property received upon the sale or disposition of any of the foregoing.

SECTION 3.REPRESENTATIONS AND WARRANTIES.  By entering into this agreement,
--------- ------------------------------
and by each subsequent delivery of additional Collateral under this agreement, Debtor reaffirms the representations and warranties contained in the Credit Agreement. Debtor further represents and warrants to Secured Party for Lenders as follows:

     3.1  Binding Obligation.  This agreement creates a legal, valid, and
          ------------------
binding Lender Lien in and to the Collateral in favor of Secured Party and is enforceable against Debtor, except as enforcement may be limited by applicable Debtor Laws and general principles of equity. The taking by Secured Party of physical possession in Texas of the stock certificates or other instruments representing the Pledged Securities will perfect the Security Interest in that Collateral. Once perfected, the Security Interest will constitute a first-priority Lender Lien on the Collateral, subject only to Permitted Liens. The creation of the Security Interest does not require the consent of any Person that has not been obtained.

     3.2  Securities.  All Pledged Securities are duly authorized, validly
          ----------
issued, fully paid, and non-assessable, and the transfer of them is not subject to any restrictions other than restrictions imposed by applicable corporate and securities Laws.

     3.3  Additional Collateral.  The foregoing representations and warranties
          ---------------------
will be true and correct in all respects with respect to any additional Collateral or additional specific descriptions of certain Collateral delivered to Secured Party in the future by Debtor.

The failure of any of these representations or warranties to be accurate and complete does not impair the Security Interest in any Collateral.

SECTION 4.COVENANTS.  Until all commitments by Secured Party and Lenders to
--------- ---------
extend credit under the Credit Agreement have been canceled or terminated and the Obligation is fully paid and performed, Debtor covenants and agrees with Secured Party for Lenders as follows:

     4.1  Other Notices and Actions.  Debtor shall promptly notify Secured Party
          -------------------------
of (a) any change in any material fact or circumstance represented or warranted by Debtor with respect to any of the Collateral, and (b) any claim, action, or proceeding challenging the Security Interest or affecting title to all or any material portion of the Collateral or the Security Interest (and, at Secured Party's request, Debtor shall appear in and defend any such action or proceeding at Debtor's expense).

     4.2  Collateral In Trust.  While a Default or Potential Default exists,
          -------------------
Debtor shall upon request of Secured Party (unless prevented by operation of applicable Law from making that request, in which event Debtor shall) (a) hold in trust (and not commingle with its other assets) for Secured Party all of its Collateral that is chattel paper, instruments, or documents of title at any time received by it, (b) promptly deliver that Collateral to Secured Party unless Secured Party at its option gives Debtor written permission to retain any of it, and (c) cause each chattel paper, instrument, or document of title so retained to be marked to state that it is assigned to Secured Party and each instrument to be endorsed to the order of Secured Party (but failure to be so marked or endorsed may not impair the Security Interest in any such Collateral).

                                       2                        Exhibit C
                                                                ---------

     4.3  Impairment of Collateral.  Debtor may not do or permit any act that is
          ------------------------
reasonably likely to adversely impair the value of any Collateral.

SECTION 5.  DEFAULT AND REMEDIES.  If a Default exists, then Secured Party may,
---------   --------------------
at its election (but subject to the terms and conditions of the Credit Agreement), exercise any and all Rights available to a secured party under the UCC, in addition to any and all other Rights afforded by the Loan Documents, at Law, in equity, or otherwise, including, without limitation (a) requiring Debtor to assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party, (b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligation, (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby consents to any such appointment), and (d) applying to the Obligation any cash held by Secured Party or any Lender under the Loan Documents.

     5.1  Notice.  Reasonable notification of the time and place of any public
          ------
sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC. If any Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. Notice sent or given not less than five calendar days before the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this section.

     5.2  Sales of Securities.  In connection with the sale of any Collateral
          -------------------
that is securities, Secured Party is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by Secured Party to render that sale exempt from the registration and similar requirements under applicable corporate and securities Laws, and no sale so made in good faith by Secured Party may be deemed not to be "commercially reasonable" because so made.

     5.3  Other Sales.  Secured Party's sale of less than all Collateral does
          -----------
not exhaust Secured Party's Rights under this agreement and Secured Party is specifically empowered to make successive sales until all Collateral is sold.
If the proceeds of a sale of less than all Collateral is less than the Secured Obligation, then this agreement and the Security Interest remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made. In the event any sale under this agreement is not completed or is, in Secured Party's opinion, defective, that sale does not exhaust Secured Party's Rights under this agreement, and Secured Party is entitled to cause a subsequent sale or sales to be made. All statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale under this agreement -- whether about nonpayment of the Secured Obligation, the occurrence of any Default, Secured Party's having declared all of the Obligation to be due and payable, notice of time, place, and terms of sale and the properties to be sold having been duly given, or any other act or thing having been duly done by Secured Party -- shall be taken as prima facie evidence of the truth of the facts so stated and recited. Secured Party may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but such acts must be done in the name and on behalf of Secured Party.

     5.4  Obligors.  While a Default exists, Secured Party may notify or require
          --------
each Obligor to make payment directly to Secured Party, and Secured Party may take control of the proceeds paid to Secured Party. Until Secured Party elects to exercise these Rights, Debtor is authorized to collect and enforce the Collateral and to retain and expend all payments made on Collateral. While Secured Party is entitled to and elects to exercise these Rights, Secured Party has the Right in its own name or in the name of Debtor to (a) compromise or extend time of payment with respect to Collateral for such amounts and upon such terms as Secured Party may reasonably determine, (b) demand, collect, receive, receipt for, sue for, compound, and give acquittance for any and all amounts due or to become due with respect to Collateral, (c) take control of cash and other proceeds of any Collateral, (d) endorse the applicable Pledgor's name on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into

                                       3                              Exhibit C
                                                                      ---------

Secured Party's possession, (e) sign Debtor's name on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral, and on notices to Obligors making payment with respect to Collateral, (f) send requests for verification of obligations to any Obligor, and (gi) do all other acts and things reasonably necessary to carry out the intent of this agreement. If any Obligor fails to make payment on any Collateral when due while a Default exists, Secured Party is authorized, in its sole discretion, either in its own name or in Debtor's name, to take such action as Secured Party reasonably shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. However, Secured Party is neither (A) liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral (except for its own fraud, gross negligence, willful misconduct, or violation of any applicable law), nor (B) under any duty whatsoever to anyone except Debtor and Lenders to account for funds that it shall actually receive under this agreement. A receipt given by Secured Party to any Obligor is a full and complete release, discharge, and acquittance to that Obligor, to the extent of any amount so paid to Secured Party. While a Default exists, Secured Party may apply or set off amounts paid and the deposits against any liability of Debtor to Secured Party. Regarding the existence of Default for purposes of this agreement, Debtor agrees that the Obligors on any Collateral may rely upon written certification from Secured Party that a Default exists.

     5.5  Power-of-Attorney.  Secured Party is deemed to be irrevocably
          -----------------
appointed as Debtor's agent and attorney-in-fact with the Right to enforce all of Debtor's Rights under or in connection with the Collateral effective and operable at all times while a Default exists. All reasonable costs, expenses, and liabilities incurred and all payments made by Secured Party as Debtor's agent and attorney-in-fact (including, without limitation, reasonable attorney's fees and expenses) are considered a loan by Secured Party to Debtor that is repayable on demand, accrues interest at the Default Rate until paid, and is part of the Obligation.

     5.6  Application of Proceeds.  Secured Party shall apply the proceeds of
          -----------------------
any sale or other disposition of the Collateral under this Section 5 in the order and manner specified in Section 3.9 of the Credit Agreement. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligation in full, Debtor remains liable for any deficiency.

SECTION 6.  OTHER RIGHTS.
---------   -----------

     6.1  Performance.  If Debtor fails to preserve the priority of the Security
          -----------
Interest in any of the Collateral or otherwise fail to perform any of its obligations under any Loan Documents with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, prosecute or defend any suits in relation to the Collateral or take all other action which Debtor is required, but has failed or refused, to take under the Loan Documents. Any sum which may be expended or paid by Secured Party under this section (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and is part of the Obligation.

     6.2  Record Ownership of Securities.  While a Default exists, Secured Party
          ------------------------------
may have any Collateral that is securities and that is in the possession of Secured Party, or its nominee or nominees, registered in its name or in the name of its nominee or nominees as pledgee.

     6.3  Voting of Securities.  As long as no Default exists, Debtor may
          --------------------
exercise all voting Rights pertaining to any Collateral that is securities. While a Default exists, the Right to vote any Collateral that is securities is vested exclusively in Secured Party. Accordingly, Debtor irrevocably constitutes and appoints Secured Party as Debtor's proxy and attorney-in-fact -- effective only after notice to Debtor and while a Default exists but with full power of substitution -- to vote and to act with respect to any Collateral that is securities standing in the name of Debtor or with respect to which Debtor is entitled to vote and act. That proxy is coupled with an interest, is irrevocable, and continues until the Obligation are fully paid and performed.

                                       4                              Exhibit C
                                                                      ---------

     6.4  Certain Proceeds.  The provisions of this Section 6.4 are applicable
          ----------------
only while a Default exists. Notwithstanding any contrary provision, all dividends or distributions of property in respect of, and all proceeds of, any Collateral that is securities -- whether those dividends, distributions, or proceeds result from a subdivision, combination, or reclassification of the outstanding capital stock of any issuer or as a result of any merger, consolidation, acquisition, or other exchange of assets to which any issuer may be a party, or otherwise -- are part of the Collateral, shall, if received by Debtor, be held in trust for Secured Party's benefit, and shall immediately be delivered to Secured Party (accompanied by proper instruments of assignment or stock or bond powers executed by Debtor in accordance with Secured Party's instructions) to be held subject to the terms of this agreement. Any cash proceeds of any Collateral that come into Secured Party's possession (including, without limitation, insurance proceeds) may, at Secured Party's option, be applied in whole or in part to the Obligation (to the extent then due), be fully or partially released to or under the written instructions of Debtor for any general or specific purpose, or be fully or partially retained by Secured Party as additional Collateral. Any cash Collateral in Secured Party's possession may be invested by Secured Party in certificates of deposit issued by Secured Party, any Lender, or any other state or national bank having combined capital and surplus greater than $100,000,000 or in securities issued or guaranteed by the United States of America or any of its agencies. Secured Party is never obligated to make any investment and never has any liability to Debtor or any Lender for any loss that may result from any investment or non-investment. All interest and other amounts earned from any investment may be dealt with by Secured Party in the same manner as other cash Collateral.

SECTION 7.  MISCELLANEOUS.
---------   -------------

     7.1  Miscellaneous.  Because this agreement is a "Loan Document" referred
          -------------
to in the Credit Agreement, the provisions relating to Loan Documents in Sections 1 and 12 of the Credit Agreement are incorporated into this agreement by reference the same as if included in this agreement verbatim.

     7.2  Term.  This agreement terminates upon full payment and performance of
          ----
the Obligation. No Obligor is ever obligated to make inquiry of the termination of this agreement but is fully protected in making any payments on the Collateral directly to Secured Party.

     7.3  Matters Not Relevant.  The Security Interest, Debtor's obligations,
          --------------------
and Secured Party's and Lenders' Rights under this agreement are not released, diminished, impaired, or adversely affected by any one or more of the following:
(a) Secured Party's or any Lender taking or accepting any additional -- or any release, surrender, exchange, subordination, or loss of any other -- guaranty, assurance, or security for any of the Obligation; (b) any full or partial release of any other Person obligated on any of the Obligation; (c) the modification or assignment of -- or waiver of compliance with -- any other Loan Document; (d) any present or future insolvency, bankruptcy, or lack of corporate, partnership, or trust power of any other Person obligated on any of the Obligation; (e) any renewal, extension, or rearrangement of any of the Obligation, or any adjustment, indulgence, forbearance, or compromise granted to any Person obligated on any of the Obligation; (f) any Person's neglect, delay, omission, failure, or refusal to take or prosecute any action in connection with any of the Obligation; (g) any existing or future affect, claim, or defense (other than credits toward outstanding amounts in respect of application of proceeds of Collateral under this agreement and except for the defense of full and final payment of the Obligation) of Debtor or any other Person against Secured Party or any Lender; (h) the unenforceability of any of the Obligation against any Person obligated or any of the Obligation because it exceeds the amount permitted by Law, the act of creating it is ultra vires, or the officers, partners, or trustees creating it exceeded their authority or violated their fiduciary duties, or otherwise; (i) any payment of the Obligation is held to constitute a preference under any Debtor Law or for any other reason Secured Party or any Lender is required to refund any payment or make payment to another Person; or (j) any Person's failure to notify Debtor, Secured Party, or any Lender of their acceptance of this agreement or any Person's failure to notify Debtor about the foregoing events or occurrences, and Debtor waives any notice of any kind under any circumstances whatsoever with respect to this agreement or any of the Obligation other than as specifically provided in this agreement.

                                       5                              Exhibit C
                                                                      ---------

     7.4  Waivers.  Except to the extent expressly otherwise provided in the
          -------
Loan Documents, Debtor waives (a) any Right to require Secured Party or any Lender to proceed against any other Person, to exhaust its Rights in the Collateral, or to pursue any other Right which Secured Party or any Lender may have, and (b) all Rights of marshaling in respect of the Collateral.

     7.5  Financing Statement.  Secured Party may, at any time, file this
          -------------------
agreement or a carbon, photographic, or other reproduction of this agreement as a financing statement, but Secured Party's failure to do so does not impair the validity or enforceability of this agreement.

     7.6  Parties.  This agreement binds and inures to Debtor, Secured Party,
          -------
and each Lender, and their respective successors and permitted assigns. Only those Persons may rely or raise any defense about this agreement.

          (a) Assignments.  Debtor may not assign any Rights or obligations
              -----------
     under this agreement without first obtaining the written consent of Secured Party and all Lenders. Secured Party's Rights under this agreement may be assigned to any successor agent appointed under the Credit Agreement. Any Lender may assign, pledge, and otherwise transfer all or any of its Rights under this agreement to any participant or transferee permitted by the Credit Agreement.

          (b) Secured Party.  Secured Party is the agent for each Lender.
              -------------
     Secured Party may, without the joinder of any Lender, exercise any Rights in favor of any of them under this agreement. The Rights of Secured Party and Lenders vis-a-vis each other may be subject to other agreements between them. Neither Debtor nor its successors or permitted assigns need to inquire about any such agreement or be subject to the terms of it unless they join in it and, therefore, are not entitled to the benefits of any such agreement or entitled to rely upon or raise as a defense the failure of any party to comply with it.

     7.7  Entire Agreement.  This agreement and the other loan documents
          ----------------
represent the final agreement between the parties with respect to the subject matter thereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

                    Remainder of page intentionally blank.
                            Signature page follows.

                                       6                             Exhibit C
                                                                     ---------

     EXECUTED as of the date first stated above.

MATRIX CAPITAL SERVICES CORPORATION,      BANK ONE, TEXAS, N.A., AGENT, as
as Debtor                                 Secured Party


By                                        By
   -------------------------------------      ---------------------------------
   Guy A. Gibson, Chief Executive Office      Mark L. Freeman, Vice President
   and President

The undersigned agrees that to the extent that any of the stock certificates evidencing any of the capital stock that is included in the Collateral bear any restrictive legend in respect of the transfer of those certificates, then, in each case, the undersigned waives the requirements of those restrictive legends in respect of the pledge of those shares of capital stock to Secured Party.

                                     MATRIX CAPITAL BANK


                                     By
                                          -------------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                -------------------------------



                      Signature Page to Pledge Agreement              Exhibit C
                                                                      ---------

                                    ANNEX A
                                    -------


                  ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE
                  ------------------------------------------


FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto___

________________________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________
                                               ---------------------------------
                                               | INSERT SOCIAL SECURITY        |
                                               | OR OTHER IDENTIFICATION       |
                                               | NUMBER OF ASSIGNEE            |
                                               ---------------------------------
__________________________________________________(_____________________) shares of the ______________________________________________________ Capital Stock of
MATRIX CAPITAL BANK standing in ________________________ name on the books of that bank as represented by Certificate

No.(s)_________________________________________________________________________

that accompany(ies) this assignment, and hereby irrevocably constitutes and appoints _________________attorney to transfer that stock on the books of that bank with full power of substitution in the premises.


EXECUTED as of March 12, 1997.


                                       MATRIX CAPITAL CORPORATION


                                       By  ___________________________________
                                           Guy A. Gibson, Chief Executive
                                           Officer and President


                                                                      Exhibit C
                                                                      ---------

                           SECOND AMENDED EXHIBIT D-1                   06/30/99
                           --------------------------

                               BORROWING REQUEST
                               -----------------


AGENT:     U.S. Bank National Association         DATE: _______________, 199___

BORROWER:   Matrix Bancorp, Inc.

--------------------------------------------------------------------------------
     This request is delivered under the Credit Agreement (as renewed, extended, and amended, the "Credit Agreement") dated as of March 12, 1997, between Borrower, Agent, and certain Lenders. Terms defined in the Credit Agreement have the same meanings when used, unless otherwise defined, in this request.

     Borrower requests a $____________________________/1/ Borrowing (the
"Requested Borrowing") under the Revolving Facility to be funded on ________________________________, 199_____ /2/ (the "Requested Borrowing Date").

     Borrower certifies to Agent and Lenders that (a) the proceeds of the Requested Borrowing shall be promptly paid to Matrix Bank as a contribution to its capital or are to refinance contributions to the capital of Matrix Bank already made by Borrower and for none of which Borrower has requested any other Borrowing, and (b) after giving effect to the Requested Borrowing, the Principal Debt of the Revolving Facility will not exceed the least of (i) the Commitments for the Revolving Facility, (which are $10,000,000), and (ii) 40% of the book value of Matrix Bank's issued and outstanding capital stock subject to Lender Liens (which is 40% x $________________________ = $__________________________).

     Borrower certifies that on the date of this request and on the Requested Borrowing Date (after giving effect to the Requested Borrowing) (a) the representations and warranties of Borrower in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents, (b) no Default or Potential Default exists, and (c) the extension of the Requested Borrowing does not cause any Borrowing Excess to exist.

                              MATRIX BANCORP, INC., as Borrower


                              By ____________________________________________
                                    Name: ___________________________________
                                    /3/Title: _______________________________


------------------------
/1/        Must be a Responsible Officer of Borrower.
/2/        Must be $500,000 or a greater integral multiple of $100,000.
/3/        Must be at least the Business Day after date of request.

                                                      Second Amended Exhibit D-1
                                                      --------------------------

                                                                        06/30/99
                           THIRD AMENDED EXHIBIT D-2
                           -------------------------

                             COMPLIANCE CERTIFICATE
                             ----------------------

AGENT:          U.S. Bank National Association        DATE:______________, 19___

BORROWER:       Matrix Bancorp, Inc.

SUBJECT PERIOD: ________________ ended ________________, 199____

================================================================================

     This certificate is delivered under the Credit Agreement (as renewed, extended, and amended, the "Credit Agreement") dated as of March 12, 1997, between Borrower, Agent, and certain Lenders. Terms defined in the Credit Agreement have the same meanings when used, unless otherwise defined, in this certificate.

     The undersigned officer certifies to Agent and Lenders, that on the date of this certificate:

     1.   The undersigned officer is the officer of Borrower designated below.

     2.   ___________________________________________ (Borrower's or Matrix
Bank's) Financial Statements that are attached to this certificate were prepared in accordance with GAAP and present fairly _____________________________________
(Borrower's or Matrix Bank's) __________________________________ (consolidated, consolidating, or both) financial condition and results of operations as of (and for the fiscal year or portion of the fiscal year ending on) the last day of the Subject Period.

     3. The proceeds of all Borrowings have been promptly paid to Matrix Bank as a contribution to its capital or have refinanced contributions to the capital of Matrix Bank already made by Borrower and for none of which Borrower has requested any other Borrowing. The Principal Debt of the Revolving Facility does not exceed the least of (a) the Commitments for the Revolving Facility (which are $10,000,000), and (b) 40% of the book value of Matrix Bank's issued and outstanding capital stock subject to Lender Liens (which is 40% x $___________________________________ = $______________________________________).

     4. The undersigned officer supervised a review of the Companies' activities during the Subject Period in respect of the following matters and has determined the following: (a) The representations and warranties in the Credit Agreement are true and correct in all material respects, except (i) to the extent that a representation or warranty speaks to a specific date or the facts on which it is based have changed by transactions or conditions contemplated or permitted by the Loan Documents and (ii) for the changes, if any, described on the attached Schedule 1; (b) each Company has complied with all of its obligations under the Loan Documents, other than for the deviations, if any, described on the attached Schedule 1; (c) no Default or Potential Default exists or is imminent, other than those, if any, described on the attached Schedule 1; and (d) the Companies' compliance with certain financial covenants in Sections 8 and 9 of the Credit Agreement is accurately calculated on the attached Schedule 1.

                              By ______________________________________________
                                 Name: ________________________________________
                                 /1/Title: ____________________________________


______________________
/1/    Must be a Responsible Officer of Borrower.

                                                       Third Amended Exhibit D-2
                                                       -------------------------

                                   SCHEDULE 1
                                   ----------


     A. Describe deviations from compliance with obligations, if any -- clause 4(a) and 4(b) of attached Compliance Certificate -- if none, so state:



     B. Describe Potential Defaults or Defaults, if any -- clause 4(c) of the attached Compliance Certificate -- if none, so state:




     C. Calculate compliance with certain covenants in Sections 8 and 9 at end of Subject Period (on a consolidated basis, if applicable) -- clause 4(d) of the attached Compliance Certificate. The following table is a short-hand reflection of that compliance and must be completed fully in accordance with the express language of the Credit Agreement:

===================================================================================================================================
Covenant                                                                                                  At End of Subject Period
===================================================================================================================================
1.  Net Worth -- Sec. 9.1
-----------------------------------------------------------------------------------------------------------------------------------
    (a)  First minimum                                                                                                 $40,000,000
-----------------------------------------------------------------------------------------------------------------------------------
    (b)  90% of actual Net Worth at the end of the most recent fiscal year                                $
-----------------------------------------------------------------------------------------------------------------------------------
    (c)  50% of the Companies' cumulative Net Income (without deduction for losses) after the end of the most recent fiscal year
-----------------------------------------------------------------------------------------------------------------------------------
    (d)  90% of all contributions made to stockholders' equity after the Closing Date                     $
-----------------------------------------------------------------------------------------------------------------------------------
    (e)  Second Minimum sum of Lines 1(b) through 1(d)                                                                 $
-----------------------------------------------------------------------------------------------------------------------------------
    (f)  Actual Net Worth -- may not be less than the greater of Lines 1(a) and 1(e)                                   $
===================================================================================================================================
2.  Adjusted Debt/Net Worth -- Sec. 9.2
-----------------------------------------------------------------------------------------------------------------------------------
    (a)  Debt of Companies                                                                                $
-----------------------------------------------------------------------------------------------------------------------------------
    (b)  Bank repurchase obligations                                                                      $
-----------------------------------------------------------------------------------------------------------------------------------
    (c)  Escrow-arbitrage-type-facility obligations                                                       $
-----------------------------------------------------------------------------------------------------------------------------------
    (d)  Deposits at Matrix Bank                                                                          $
-----------------------------------------------------------------------------------------------------------------------------------
    (f)  Adjusted Debt -- sum of Line 2(a) minus Lines 2(b) through 2(e)                                               $
-----------------------------------------------------------------------------------------------------------------------------------
    (g)  Ratio of Line 2(f) to Line 1(f) -- may not exceed 4.0 to 1.0                                                  ____ to 1.0
===================================================================================================================================

                                                                 2                                        Third Amended Exhibit D-2
                                                                                                          -------------------------

==================================================================================================================================
3.  Cash Dividends/Expenses and CMLTD - Sec. 9.3 (calculated for quarter each four quarters)
----------------------------------------------------------------------------------------------------------------------------------
    (a)  Cash dividends available to Borrower                                                                     $
----------------------------------------------------------------------------------------------------------------------------------
    (b)  Tax sharing payments received by Borrower                                                                $
----------------------------------------------------------------------------------------------------------------------------------
    (c)  Cash expenses paid by  Borrower                                                                $
----------------------------------------------------------------------------------------------------------------------------------
    (d)  Current maturities of long-term Debt of Borrower                                               $
----------------------------------------------------------------------------------------------------------------------------------
    (e)  Total of Lines 3(a) and (b)                                                                              $
----------------------------------------------------------------------------------------------------------------------------------
    (f)  Total of Lines 3(c) and (d)                                                                              $
----------------------------------------------------------------------------------------------------------------------------------
    (g)  Ratio of Line 3(e) to Line 3(f) -- may not be less than 1.5 to 1.0                                       ______ to 1.0
==================================================================================================================================
4.   Net Income -- Sec. 9.4 (calculated only for Matrix Bank for each four-fiscal-quarter-period:                 $
     Actual net income (less deduction for minority interests) -- may not be less than $7,500,000
==================================================================================================================================
5.   Capital Ratio -- Sec. 9.5 (only for Matrix Bank)
----------------------------------------------------------------------------------------------------------------------------------
     (a)  Maintains "well capitalized" designation by OTS for its "Risk Base Capital" -- insert Yes or No
----------------------------------------------------------------------------------------------------------------------------------
     (b)  "Risk Base Capital Ratio" -- may not be less than 10%                                                                  %
==================================================================================================================================
6.   Leverage Ratio -- Sec. 9.6 (Matrix Bank only)
----------------------------------------------------------------------------------------------------------------------------------
     (a)  Maintains "well capitalized" designation by OTS for its "Leverage" -- insert Yes or No
----------------------------------------------------------------------------------------------------------------------------------
     (b)  "Leverage Ratio" -- may not be less than 5.0%                                                                          %
==================================================================================================================================
7.   Classified Assets/Total Capital -- Sec. 9.7 (Matrix Bank only)
----------------------------------------------------------------------------------------------------------------------------------
     (a)  Classified Assets
----------------------------------------------------------------------------------------------------------------------------------
          (i)  Assets classified as "substantial," "doubtful," or "loss" by regulators                  $
----------------------------------------------------------------------------------------------------------------------------------
          (ii) Assets subject to other credit quality supervision                                       $
----------------------------------------------------------------------------------------------------------------------------------
          (iii)Other Real Estate owned                                                                  $
----------------------------------------------------------------------------------------------------------------------------------
          (iv) Other Impaired Assets                                                                    $
----------------------------------------------------------------------------------------------------------------------------------
          (v)  Sum of Lines 7(a)(i) through 7(a)(iv)                                                              $
----------------------------------------------------------------------------------------------------------------------------------
     (b)  Total Capital
----------------------------------------------------------------------------------------------------------------------------------
          (i)  Stated par value of common stock                                                         $
----------------------------------------------------------------------------------------------------------------------------------
          (ii) Stated par value of perpetual preferred stock                                            $
----------------------------------------------------------------------------------------------------------------------------------
          (iii)Undivided profits, surplus, or retained earnings                                         $
----------------------------------------------------------------------------------------------------------------------------------
          (iv) "Loan Loss reserve" account                                                              $
----------------------------------------------------------------------------------------------------------------------------------
          (v)  Continuous reserve                                                                       $
----------------------------------------------------------------------------------------------------------------------------------
          (vi) Sum of Lines 7(b)(i) through 7(b)(v)                                                               $
----------------------------------------------------------------------------------------------------------------------------------
     (c)  Ratio of Line 7(a)(v) to Line 7(b)(vi) (stated as percentage) -- may not exceed 50%                     $
==================================================================================================================================
8.   Net Charge Offs/Total Loans -- Sec. 9.8 (Matrix Bank only)
----------------------------------------------------------------------------------------------------------------------------------
     (a)  Net Charge Offs                                                                                         $
----------------------------------------------------------------------------------------------------------------------------------
     (b)  Total loans                                                                                             $
----------------------------------------------------------------------------------------------------------------------------------
     (c)  Ratio of Line 8(a) to Line 8(b) -- (stated as a percentage) -- may not exceed 0.50%                                    %
==================================================================================================================================
9.   Adjusted Assets/Total Assets -- Sec. 9.9 (Matrix Bank only)
----------------------------------------------------------------------------------------------------------------------------------
     (a)  Adjusted Assets
==================================================================================================================================

                                       3               Third Amended Exhibit D-2
                                                       -------------------------

----------------------------------------------------------------------------------------------------------------------------------
       (i)    Cash                                                                                        $
----------------------------------------------------------------------------------------------------------------------------------
       (ii)   Cash Equivalents                                                                            $
----------------------------------------------------------------------------------------------------------------------------------
       (iii)  Loans that are not non-residential commercial loans                                         $
----------------------------------------------------------------------------------------------------------------------------------
       (iv)   Mortgage-backed Securities                                                                  $
----------------------------------------------------------------------------------------------------------------------------------
       (v)    Sum of Lines 9(a)(i) through 9(a)(iv)                                                                    $
----------------------------------------------------------------------------------------------------------------------------------
    (b)  Total Assets                                                                                                  $
----------------------------------------------------------------------------------------------------------------------------------
    (c)  Ratio of Line 9(a)(v) to Line 9(b) (stated as a percentage) -- must not be less than                                    %
         greater of (1) minimum required under HOLA for "QTL" or (2) 60%
==================================================================================================================================
10.  Interest Rate Sensitivity -- Sec. 9.10.  May not exceed $10,000,000 (Matrix Bank only)                            $
==================================================================================================================================
11.  Commercial Loans/Total Capital -- Sec. 9.11 (Matrix Bank only)
----------------------------------------------------------------------------------------------------------------------------------
    (a)  Commercial Loans                                                                                 $
----------------------------------------------------------------------------------------------------------------------------------
    (b)  Total Capital                                                                                    $
----------------------------------------------------------------------------------------------------------------------------------
    (c)  Ratio of Line 11(a) to Line 11(b) (stated as a percentage) -- must not be greater than 200%                             %
==================================================================================================================================


                                                                 4                                       Third Amended Exhibit D-2
                                                                                                         -------------------------

                                   EXHIBIT E
                                   ---------

                               OPINION OF COUNSEL
                               ------------------

Matters to which Jenkens & Gilchrist, P.C., of Dallas, Texas, counsel to the Companies, are to opine as of the Closing Date:

     1. Each Company is a corporation or bank duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization and is duly qualified and in good standing as a foreign corporation in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business, or customers and in which the failure to have such license, authorization, consent, approval, or qualification, as the case may be, in the aggregate, could have a material adverse effect on the ability of any Company to perform its obligations under the Loan Documents.

     2. Each Company possesses all requisite corporate power and authority to conduct its business as is now being conducted and as proposed under the Loan Documents to be conducted and to own and operate its assets as now owned and operated and as proposed to be owned and operated under the Loan Documents.

     3. The execution and delivery by each Company of each Loan Document to which it is a party and the performance by it of its obligations under those Loan Documents (a) are within its corporate power, (b) have been duly authorized by all necessary corporate action, (c) require no action by or filing with any governmental authority (except any action or filing that has been taken or made on or before the date of this opinion), (d) do not violate any provision of its charter or bylaws, and (e) do not violate any provision of law applicable to it or any material agreement to which it is a party.

     4. Each Loan Document constitutes a legal and binding obligation of each Company party to it, enforceable against that Company in accordance with that Loan Document's terms.

     5. To the best of our knowledge, no Company is subject to, nor under the threat of, any Litigation that is reasonably likely to be determined adversely to any Company. There exist no outstanding and unpaid judgments against any Company.

     6. Borrower is duly registered under the Savings and Loan Holding Company Act, as amended. No Company is subject to regulation under the Investment Company Act of 1940 or the Public Utility Holding Company Act of 1935, as they may be amended.

     7. The Pledge Agreement creates valid security interests (the "Security Interests") in the pledged securities described in it that have been issued by Matrix Bank (the "Collateral"). The Security Interests in the Collateral will be properly perfected by Agent's possession of the Collateral.

                                                                       Exhibit E
                                                                       ---------

                                                                        06/30/99
                               AMENDED EXHIBIT F
                               -----------------

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is entered into effective as of __________________, 199____, between ________________________ ("Assignor"), and
________________________________ ("Assignee").

     MATRIX BANCORP, INC., a Colorado corporation formerly named Matrix Capital Corporation ("Borrower"), certain lenders ("Lenders"), and U.S. BANK NATIONAL ASSOCIATION (in its capacity as Agent for Lenders, "Agent"), are party to the Credit Agreement (as renewed, extended, amended, or restated, the "Credit Agreement") dated as of March 12, 1997, all of the defined terms in which have the same meanings when used -- unless otherwise defined -- in this agreement. This agreement is entered into as required by Section 12.14 of the Credit Agreement and is not effective until consented to by Borrower and Agent, which consents may not under the Credit Agreement be unreasonably withheld.

     ACCORDINGLY, for adequate and sufficient consideration, Assignor and Assignee agree as follows:

1.   Assignment and Assumption.  By this agreement, and effective as of
     -------------------------
_____________________, 199____, (the "Effective Date"), Assignor sells and assigns to Assignee (without recourse to Assignor) and Assignee purchases and assumes from Assignor an interest in and to all of Assignor's Rights and obligations under the Credit Agreement (except any Rights and obligations pertaining to Assignor's role as Agent if applicable) as of the Effective Date, including, without limitation, a __________% interest in Assignor's total Commitment, a corresponding amount of the Principal Debt outstanding under Assignor's existing Notes, all interest accruing in respect of the interests assigned above (collectively, the "Assigned Interests") after the Effective Date, and all commitment fees accruing in respect of the Assigned Interest after the Effective Date.

2.   Assignor Provisions.  Assignor (a) represents and warrants to Assignee that
     -------------------
as of the Effective Date (i) $_____________________________ and
$______________________________ are outstanding (without reduction for any assignments that have not yet become effective) respectively under the Assignor's Term Note and Revolving Note, (ii) Assignor is the legal and beneficial owner of the Assigned Interest, which is free and clear of any adverse claim, and (iii) Assignor has not been notified of an existing Default or Potential Default, and (b) makes no representation or warranty to Assignee and assumes no responsibility to Assignee with respect to (i) any statements, warranties, or representations made in or in connection with any Loan Document,
(ii) the execution, legality, validity, enforceability, genuineness, sufficiency, or value of any Loan Document, or (iii) the financial condition of any Company or the performance or observance by any Company of any of its obligations under any Loan Document.

3.   Assignee Provisions.  Assignee (a) represents and warrants to Assignor,
     -------------------
Borrower, and Agent that Assignee is legally authorized to enter into this agreement and each other Loan Document to which it will become a party, (b) confirms that it has received a copy of the Credit Agreement, copies of the Current Financials, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this agreement, (c) agrees with Assignor, Borrower, and Agent that Assignee shall -- independently and without reliance upon Agent, Assignor, or any other Lender and based on such documents and information as Assignee deems appropriate at the time -- continue to make its own credit decisions in taking or not taking action under the Loan Documents, (d) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms of the Loan Documents and all other reasonably-incidental powers, (e) agrees with Assignor, Borrower, and Agent that Assignee shall perform and comply with all provisions of the Loan Documents applicable to Lenders in accordance with their respective terms, and (f) if Assignee is not organized under the Laws of the United States of America or one of its states, it (i) represents and warrants to Assignor, Agent, and Borrower that no Taxes are required to be withheld by Assignor, Agent, or Borrower with respect to any payments to be made to it in respect of the Obligation, and it has furnished to Agent and Borrower two duly

                                                               Amended Exhibit F
                                                               -----------------
completed copies of either U.S. Internal Revenue Service Form 4224, Form 1001, Form W-8, or any other form acceptable to Agent that entitles Assignee to exemption from U.S. federal withholding Tax on all interest payments under the Loan Documents, (ii) covenants to provide Agent and Borrower a new Form 4224, Form 1001, Form W-8, or other form acceptable to Agent upon the expiration or obsolescence of any previously delivered form according to Law, duly executed and completed by it, and to comply from time to time with all Laws with regard to the withholding Tax exemption, and (iii) agrees with Agent and Borrower that, if any of the foregoing is not true or the applicable forms are not provided, then Agent and Borrower (without duplication) may deduct and withhold from interest payments under the Loan Documents any United States federal-income Tax at the full rate applicable under the IRC.

4.   Credit Agreement and Commitments.  From and after the Effective Date (a)
     --------------------------------
Assignee shall be a party to the Credit Agreement and (to the extent provided in this agreement) have the Rights and obligations of a Lender under the Loan Documents and (b) Assignor shall (to the extent provided in this agreement) relinquish its Rights and be released from its obligations under the Loan Documents. On the Effective Date, after giving effect to this and certain other assignment and assumption agreements that become effective on the Effective Date, but without giving effect to any other assignments that have not yet become effective, Assignor's and Assignee's Commitments will be as follows:

==============================================================
Lender      Term Loan  Revolving Facility    Combined
                                           Commitments
==============================================================
Assignor    $          $                   $
--------------------------------------------------------------
Assignee    $          $                   $
==============================================================

5.   Notes.  Assignor and Assignee request Borrower to issue new Notes to
     -----
Assignor and Assignee in the amounts of their respective commitments under Paragraph 4 above and otherwise issue these Notes in accordance with the Credit Agreement. Upon delivery of those Notes, Assignor shall return to Borrower all Notes previously delivered to Assignor under the Credit Agreement.

6.   Payments and Adjustments.  From and after the Effective Date, Agent shall
     ------------------------
make all payments in respect of the Assigned Interest (including payments of principal, interest, fees, and other amounts) to Assignee. Assignor and Assignee shall make all appropriate adjustments in payments for periods before the Effective Date by Agent or with respect to the making of this assignment directly between themselves. Assignor agrees to apply any payments and proceeds with respect to the Obligation ratably with Assignee.

7.   Conditions Precedent.  Paragraphs 1 through 6 above are not effective until
     --------------------
(a) counterparts of this agreement are executed by Assignor, Assignee, Agent, and Borrower, and are delivered to Agent and Borrower and (b) pursuant to
Section 12.14(a)(ii), Assignor pays to Agent an administrative transfer fee of $2,500. If Agent is the Assignor, the requirement of Section 12.14(a)(ii) is waived with regard to this agreement.

8.   Incorporated Provisions.  Although this agreement is not a Loan Document,
     -----------------------
the provisions of the Credit Agreement applicable to Loan Documents are incorporated into this instrument by reference the same as if this agreement were a Loan Document and those provisions were set forth in this agreement verbatim.

9.   Communications.  For purposes of Section 12.2 of the Credit Agreement,
     --------------
Assignee's address and telecopy number -- until changed under that section -- are beside its signature below.

10.  Amendments, Etc.  No amendment, waiver, or discharge to or under this
     ---------------
agreement is valid unless in writing that is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of the Credit Agreement.

                                                               Amended Exhibit F
                                                               -----------------

11.  ENTIRETY.  THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN ASSIGNOR
     --------
AND ASSIGNEE ABOUT ITS SUBJECT MATTER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF ASSIGNOR AND ASSIGNEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN ASSIGNOR AND ASSIGNEE.

12.  Parties.  This agreement binds and benefits Assignor, Assignee, and their
     -------
respective successors and assigns as permitted under the documents.

     EXECUTED as of the date first stated above.

_________________________, as Assignor    _________________________, as Assignee


By   _________________________________     By    _______________________________
     Name: ___________________________     Name  _______________________________
     Title: __________________________     Title _______________________________

                                           (Address)  __________________________
                                                      __________________________
                                                      __________________________
                                                      Attn: ____________________

                                           (Tel. No.)(___)___-____
                                           (Fax No.) (___)___-____

     As of the Effective Date, Agent and Borrower consent to this agreement and the transactions contem plated in it.

U.S. BANK NATIONAL ASSOCIATION, as Agent   MATRIX BANCORP, INC., as Borrower

By   _________________________________     By    _______________________________
     Name: ___________________________           Name  _________________________
     Title: __________________________           Title _________________________

                                                               Amended Exhibit F
                                                               -----------------
                                       3